As filed with the Securities and Exchange Commission on July 2, 2004

                                     Securities Act Registration No. 333-114523
                                   Investment Company Act File Number 814-00658

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

            Registration Statement under the Securities Act of 1933    [ ]
                          Pre-Effective Amendment No. 1                [x]
                       Post-Effective Amendment No. _____              [ ]



                            BlackRock Kelso Capital
        (exact name of registrant as specified in declaration of trust)
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809
                    (Address of Principal Executive Offices)


                                 (888) 825-2257
              (Registrant's Telephone Number, Including Area Code)


               James Maher, President and Chief Executive Officer
                            BlackRock Kelso Capital
                                320 Park Avenue
                            New York, New York 10022
                    (Name and Address of Agent for Service)

                                   Copies to:

          Richard T. Prins, Esq.                   D. Collier Kirkham, Esq.
 Skadden, Arps, Slate, Meagher & Flom LLP        Cravath, Swaine & Moore LLP
             Four Times Square                         Worldwide Plaza
         New York, New York 10036                     825 Eighth Avenue
                                                  New York, New York 10019

         Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.



                         CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

----------------------------------------------------------------------------------------------------------------------
                                                              Proposed Maximum     Proposed Maximum      Amount of
                                                Amount       Offering Price per   Aggregate Offering    Registration
Title of Securities Being Registered       Being Registered         Unit                 Price              Fee
----------------------------------------------------------------------------------------------------------------------
Common Shares, $0.001 par value               50,000,000           $15.00          $750,000,000 (1)       $95,025
                                                shares

(1) Estimated solely for the purpose of calculating the registration fee.



         THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                            BLACKROCK KELSO CAPITAL

                             CROSS REFERENCE SHEET

                               Part A--Prospectus

          Items in Part A of Form N-2                                   Location in Prospectus
---------------------------------------------------------   ---------------------------------------------------------
Item 1. Outside Front Cover                                  Cover Page
Item 2. Inside Front and Outside Back Cover Page             Cover Page
Item 3. Fee Table and Synopsis                               Fees and Expenses
Item 4. Financial Highlights                                 Not Applicable
Item 5. Plan of Distribution                                 Cover Page; The Offering; Underwriting
Item 6. Selling Shareholders                                 Not Applicable
Item 7. Use of Proceeds                                      Use of Proceeds
Item 8. General Description of the Registrant                The Company; The Company's Investments; Risks;
                                                             Description of Shares; Regulation
Item 9. Management                                           Management of the Company; Custodian and Transfer Agent
Item 10. Capital Stock, Long-Term Debt, and Other            Description of Shares; Distributions; Dividend
Securities                                                   Reinvestment Plan; Regulation; Tax Matters
Item 11. Defaults and Arrears on Senior Securities           Not Applicable
Item 12. Legal Proceedings                                   Legal Opinions
Item 13. Table of Contents of the Statement of Additional    Not Applicable
Information


       Items in Part B of Form N-2(1)                                  Location in Prospectus
------------------------------------------------------------------------------------------------------------------
Item 14. Cover Page                                          Not Applicable
Item 15. Table of Contents                                   Not Applicable
Item 16. General Information and History                     The Company; The Company's Investments; Risks;
                                                             Description of Shares; Regulation
Item 17. Investment Objective and Policies                   Prospectus Summary; The Offering; The Company's
                                                             Investments
Item 18. Management                                          Management of the Company
Item 19. Control Persons and Principal Holders of            Not Applicable
Securities
Item 20. Investment Advisory and Other Services              Management of the Company; Custodian and Transfer
                                                             Agent; Independent Auditor
Item 21. Brokerage Allocation and Other Practices            Management of the Company
Item 22. Tax Status                                          Tax Matters; Distributions
Item 23. Financial Statements                                Financial Statements; Report of Independent Auditors


                           Part C--Other Information

Items 24-33 have been answered in Part C of this Registration Statement

(1) Pursuant to the General Instructions of Form N-2, all information required by Part B: Statement of Additional Information has been incorporated into Part
A: The Prospectus in this Registration Statement.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                          SUBJECT TO COMPLETION,    2004



                                   PROSPECTUS

                                     Shares
                            BlackRock Kelso Capital
                                 Common Shares

         BlackRock Kelso Capital (the "Company") is a newly organized company that has filed an election to be treated as a business development company under the Investment Company Act of 1940. The Company's investment objective is to provide a combination of current income and capital appreciation. The Company plans to invest primarily in debt and equity securities of private U.S. middle-market companies.

         The Company will be managed by affiliates of BlackRock, Inc. and Kelso & Company, L.P.

         The Company's shares have no history of public trading. Shares of closed-end investment companies, which are structured similarly to the Company, frequently trade at a discount from their net asset value. This risk is likely to apply to the Company's common shares as well and may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

         The Company's common shares are expected to be listed on the New York Stock Exchange under the symbol " ."

         Before buying any common shares you should read the discussion of the material risks of investing in the Company in "Risks" beginning on page .

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
                                _______________

                                               Per Share              Total (1)
Price to Public                          $                      $
Sales Load                               $                      $
Estimated Offering and
Organizational Expenses (2)              $                      $
Proceeds, after expenses, to the
Company                                  $                      $

(1) The Company has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over allotments, if any. If such option is exercised in full, the total price to the public, sales load, estimated offering and organizational expenses and proceeds to the Company will be $ , $ , $ and $ , respectively. See "Underwriting."
(2) The aggregate offering and organizational expenses to be incurred by the Company are estimated to be $ .

         You should read this prospectus, which contains important information about the Company, before deciding whether to invest and retain it for future reference.

         The Company's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

         You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this prospectus is accurate only as of the date of this prospectus. Our business, financial condition and prospects may have changed since that date.

         Until , 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.





                            Prospectus dated , 2004

                      JPMorgan Credit Suisse First Boston

                               Prospectus Summary

         This is only a summary. This summary does not contain all of the information that you should consider before investing in our common shares. You should review the more detailed information contained in this prospectus. Throughout this prospectus, we refer to BlackRock Kelso Capital simply as the "Company" or as "we," "us" or "our."

The Company

         BlackRock Kelso Capital is a newly organized company that has filed an election to be treated as a business development company under the Investment Company Act of 1940 (the "1940 Act"). The Company intends to elect to be treated for U.S. federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). See "Tax Matters."

Our investment objective is to provide a combination of current income and capital appreciation. We plan to invest primarily in debt and equity securities of private U.S. middle-market companies. In this prospectus, we use the term "middle-market" to refer to companies with annual revenues between $25 million and $500 million. See "The Company's Investments - Investment Objective and Policies."

         Although most of our investments are likely to be in long-term subordinated loans, referred to as mezzanine loans, and senior secured and unsecured loans to U.S. private middle-market companies, we may invest throughout the capital structure of these companies, including common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. While our focus will be to generate current income through these investments, we will also seek capital appreciation.

         In order to enhance returns to our common shareholders, we may also invest up to 30% of our assets opportunistically in other types of investments, including securities of public companies and real estate related assets.

         We estimate that our portfolio of fixed income instruments generally will have an expected maturity range of three to ten years. It is expected that the credit of many of the middle-market companies in which we will invest will not be rated by any nationally-recognized statistical rating agency or, if so rated, will be rated below investment grade.

Our Investment Advisors

         Our investment advisors (collectively, the "Advisors") are BlackRock Advisors, Inc. ("BlackRock Advisors"), a subsidiary of BlackRock, Inc. (together with its subsidiaries, "BlackRock") and Kelso Advisors, LLC ("Kelso Advisors"), a newly organized affiliate of Kelso & Company, L.P. ("Kelso"). BlackRock Financial Management, Inc. ("BlackRock Financial Management" or the "Sub-Advisor") or another wholly-owned subsidiary of BlackRock Advisors will act as sub-advisor to BlackRock Advisors. Each of the Advisors and the Sub-Advisor will have access to and support by the entire BlackRock and Kelso organizations. BlackRock, one of the leading investment managers in the world, manages approximately $321 billion in assets as of March 31, 2004, including over $8.2 billion in non-investment grade and bank loan assets, and provides risk management services on over $2.5 trillion in assets. Kelso is one of the leading private equity firms and has since 1980 invested over $3.0 billion of private equity capital, primarily in middle-market companies across a broad range of industries. BlackRock, with Kelso as its advisor, has managed private investment funds with over $3.0 billion in initial capital. These funds invest in public and private debt obligations and mezzanine loans.

         BlackRock was founded in 1988 on the belief that experienced investment professionals using a disciplined investment process and highly sophisticated analytical tools will consistently add value to client portfolios. Accordingly, BlackRock has assembled a team of investment professionals with expertise in fixed income, liquidity, equity and alternative asset classes, and continues to make extensive investments in internal technology and analytics.

         Kelso was organized in 1971 as a private advisory firm and initially focused its business activities on the development and implementation of Employee Stock Ownership Plans. In 1980, Kelso formed its first investment partnership and has made 76 private equity investments totaling over $3.0 billion through six investment partnerships since that time. The firm typically makes investments in companies where key managers make significant investments and works in partnership with management teams to create value for investors.

         The Advisors will manage the Company's portfolio through teams of investment professionals dedicated primarily to the Company's business. The Company's investment committee will be comprised of senior members from BlackRock, Kelso Advisors and Kelso. These teams and the investment committee will be supported by and have access to the investment professionals, analytical capabilities and support personnel of BlackRock and Kelso.

Market Opportunity

We believe our target market is attractive for several reasons, including:

o The middle-market is a large and growing market segment in the United States. There are currently approximately 75,000 companies in the U.S. with annual revenues between $25 and $500 million as compared to approximately 36,000 in 1992.

o The middle-market remains underserved by traditional financing sources. Between 1993 and 2003, the broad-based consolidation in the U.S. financial services industry reduced the number of FDIC-insured commercial banks and savings institutions from approximately 15,100 to 7,200. Additionally, traditional commercial banks are highly regulated and we believe their credit spectrum and risk profile limit their ability to serve the middle-market.

o Middle-market companies face increasing difficulty in accessing capital markets. We believe many middle-market companies have faced increasing difficulty in accessing the public capital markets because investors are generally seeking larger, more liquid leveraged loans, high-yield debt and equity offerings. As evidence of such increasing difficulty, the average leveraged loan size increased from $144 million to $243 million from 1997 to 2003, while the percentage of loans under $100 million declined from 34% of total leveraged loans to 11%. The market for high yield issuance has seen average deal size increase from $136 million to $184 million, while the percentage of offerings under $100 million declined from 11% to under 7%. Public equity markets have witnessed similar trends. The number of domestic initial public offerings in amounts less than $100 million (excluding those involving technology and telecommunications companies) declined from 273 in 1997 to 23 in 2003. We believe these trends have made it more difficult for middle-market companies to raise capital.

Competitive Advantages

         The Company believes that it possesses the following competitive advantages over many other capital providers to middle-market companies.

         Investment Expertise. BlackRock and Kelso combine to provide expertise in the types of investments that the Company will make. BlackRock manages approximately $227 billion in fixed income investments as of March 31, 2004 with strong investment performance and growth in assets under management. BlackRock manages over $8.2 billion in non-investment grade assets, including over $1.8 billion in bank loan assets. BlackRock has over 279 investment professionals in the fixed income area, including 28 credit research analysts and 209 quantitative research analysts dedicated to risk management. BlackRock emphasizes rigorous credit and deal structure analysis, relative value assessment against pertinent investment risks and ongoing surveillance and risk management. All of the principals who founded the firm in 1988 remain affiliated with the firm.

         Over the past 24 years Kelso has made 76 private equity investments totaling over $3.0 billion through six investment partnerships, spanning multiple business cycles and widely varying conditions in the debt and equity markets. Most of these investments have been made in middle-market companies. The firm has consistently realized attractive returns on its portfolio of investments, with significant multiples over its cost basis. Kelso's senior transaction professionals have worked together as a team for over a decade and its principals have an average tenure of over fifteen years at the firm. Kelso has structured and placed on behalf of its portfolio companies nearly $400 million in mezzanine loans.

         BlackRock and Kelso have worked together since 1998 in managing assets. BlackRock, with Kelso as its advisor, currently manages $2.8 billion of capital in a series of collateralized debt obligation funds that included an initial target allocation of $375 million to mezzanine, private equity and other special situation investments.

         BlackRock and Kelso, individually and collectively, have had experience investing in nearly every industry group in small, middle and large capitalization companies and at every level of the capital structure. Additionally, BlackRock and Kelso, individually and collectively, have had extensive exposure to middle-market companies through private equity, mezzanine and bank loan investments.

         Deal Sourcing Capability. The Advisors will identify potential investments both through active origination and due diligence and through their dialogue with numerous management teams, members of the financial community and potential corporate partners with whom the Advisors' investment professionals have had long-term relationships. The investment professionals at BlackRock and Kelso have developed a broad network of contacts within the investment, commercial banking, private equity and investment management communities and strong reputations in investment management. The Advisors also expect to generate information from their relationships with accountants, consultants, lawyers and management teams of portfolio companies and other companies. In addition, they have carefully cultivated broad and loyal groups of clients.

         Operating Expertise. BlackRock has developed a dedicated professional staff, systems, software and procedures necessary for managing tax reporting, trading and other administrative, accounting and portfolio and regulatory compliance functions on behalf of clients like the Company. An affiliate of BlackRock will enter into an administration agreement with the Company pursuant to which it will provide these services to the Company.

         The Company will benefit from the existing infrastructure and administrative capabilities at BlackRock. The BlackRock organization has over 15 years of experience managing closed-end products and, as of March 31, 2004, advised a closed-end family of 50 funds registered under the 1940 Act with approximately $15 billion in assets, and 6 unregistered high yield funds with approximately $2.8 billion in assets.

         Disciplined, Value-Oriented Investment Philosophy with a Focus on Preservation of Capital. The Advisors will focus on the risk/reward profile of each prospective portfolio company, seeking to minimize the risk of capital loss without foregoing potential for capital appreciation. The Advisors have developed highly disciplined and selective approaches to investing that involve measuring each prospective investment against a comprehensive set of evaluation criteria developed and refined over time.

         Versatile Transaction Structuring. The Advisors' collective expertise and experience should enable them to identify, assess and structure investments that are appropriate for the Company across all levels of a company's capital structure and to manage potential risk and return at all stages of the economic cycle. The Company will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, the Company expects to be able to be flexible in selecting and structuring its investments. This approach should enable the Advisors to identify attractive investment opportunities throughout the economic cycle so that the Company can make investments consistent with its stated objective, even during turbulent periods in the capital markets.

         Longer Investment Horizon due to Attractive Publicly Traded Model. Unlike private equity and mezzanine funds, the Company will not be subject to capital commitment expirations and returning its capital within specified time frames. The terms of these funds typically stipulate that their capital, together with any capital gains on such investment, can only be invested once and must be returned to investors after a pre-agreed time period. These provisions often force private equity and mezzanine funds to seek investments that are likely to satisfy these timing constraints, resulting in diminished investment opportunities and potentially lower overall return to investors. The Company's flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles should provide it with excellent investment opportunities.

Operating and Regulatory Structure

         Our investment activities will be managed by the Advisors and supervised by our board of trustees, a majority of whom are independent of our Advisors and their respective affiliates. Each of our Advisors and the Sub-Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, or the "Advisers Act." As a business development company, the Company will be required to comply with certain regulatory requirements. For example, to the extent provided by the 1940 Act, the Company will not invest in any private company in which BlackRock, Kelso or any of their affiliates or any of the unregistered investment funds managed by them already has an investment at that time. Also, while the Company is permitted to finance investments using leverage, its ability to use leverage will be limited in certain significant respects. The Company has not decided whether, and to what extent, it will finance investments using leverage; however, the Company does not expect to use leverage until the proceeds of this offering have been substantially invested and it has not determined the extent to which it will use leverage thereafter, if at all. Any decision to use leverage will depend upon the Company's assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. See "Regulation." The use of leverage to finance investments creates certain risks and conflicts of interest. See "Risks - Leverage Risk" and "Risks - Incentive Fee Risks."

Company Information

         The Company's administrative offices are located at 100 Bellevue Parkway, Wilmington, Delaware 19809, telephone number (888) 825-2257; and its executive offices are located at 320 Park Avenue, New York, New York 10022, telephone number (212) 751-3939.

Risks

         Set forth below is a summary of certain risks that you should carefully consider before investing in us through this offering. See "Risk Factors" below for a more detailed discussion of the risks in investing in our common shares.

o Investing in middle-market companies involves a high degree of risk and is highly speculative.

         o We will invest in illiquid securities and may not be able to dispose of them when it is advantageous to do so, or ever.

         o Because there is generally no established market in which to value our investments, our value determinations may differ materially from the values that a ready market or third party would attribute to these investments.

         o Because we are a non-diversified company with a relatively concentrated portfolio, the value of our business is subject to greater volatility than the value of companies with more broadly diversified investments.

         o Bank borrowing or the issuance of debt securities or preferred shares by us to fund investments in portfolio companies or to fund our operating expenses would make our total return to common shareholders more volatile. The use of debt would leverage our available common equity capital, magnifying the impact of changes in the value of our investment portfolio on our net asset value. In addition, the cost of debt or preferred shares financing may exceed the return on the assets the proceeds are used to acquire, in which case the use of leverage will have an adverse impact on the holders of our common shares.

         o Investing in our common shares is highly speculative and an investor could lose some or all of the amount invested.

         o Our shares might trade at a discount from net asset value or at premiums that are unsustainable over the long term.

         o The Advisors, the Sub-Advisor and their respective affiliates will face conflicts of interest in connection with the allocation of investment opportunities among the Company and their other clients and these conflicts may limit the extent to which Kelso, in particular, will be a source of suitable investment opportunities for the Company.


                                  The Offering

The Offering........................       The Company is offering _____________ common shares of beneficial interest at $15.00 per share through a group of underwriters (the "Underwriters")
                                           led by JPMorgan and Credit Suisse First Boston.  The common shares of beneficial interest are called "common shares" in the rest of this prospectus.  The Company has given the Underwriters an over allotment option to purchase up to __________ additional common shares to cover orders in excess of _________ common shares.  The Underwriters will reserve up to ______ common shares for sale to trustees and to employees and other parties related to BlackRock and Kelso.

Use of Proceeds.....................       The Company plans to invest the net proceeds of this offering in portfolio companies in accordance with its investment objective and strategies described in this prospectus.  The Company anticipates that substantially all of the net proceeds of this offering will be invested in that manner within two years, depending on the availability of appropriate investment opportunities and other market conditions.  Pending such investment, the
                                           Company will invest the net proceeds primarily in cash, cash equivalents,
                                           U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment.  See "Use of
                                           Proceeds."

Investment Management
 Agreements.........................       The Company will pay the Advisors for their services a base fee at an annual rate of 2.0% of the Company's gross assets and an incentive fee consisting in general of 20% of the Company's pre-incentive fee net investment income (primarily interest and dividends in excess of expenses) if such income exceeds a "hurdle rate" of __% in a quarter and
                                           20% of the Company's net realized capital gains in a year in excess of any unrealized capital losses that year.  For this purpose, "gross assets" means all of the assets owned by the Company, including any assets financed using leverage.  The base management fee and the component of the incentive fee based on net investment income will be paid quarterly and the component of the incentive fee based on capital gains will be paid annually.  See "Management of the Company."

Distributions and Tax Status........       The Company intends to distribute each quarter to shareholders, beginning approximately 90 to 180 days after the closing of this offering, substantially all of its net investment income and net short-term capital gains.  Although the Company also intends to distribute substantially all of its net long-term capital gains at least annually, it reserves the right to retain such gains for reinvestment.

                                           The Company intends to elect to be treated for U.S. federal income tax purposes as a regulated investment company. As a regulated investment company, the Company generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders as dividends.
                                           To maintain its regulated investment company status, the Company must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See "Dividends," and
                                           "Tax Matters."

Listing.............................       The common shares are expected to be listed on the New York Stock
                                           Exchange under the symbol "   ."

Custodian and Transfer Agent........       _____________ will serve as the Company's Custodian and Transfer Agent.
                                           See "Custodian and Transfer Agent."

Market Price of Shares..............       Common shares of closed-end investment companies, which are structured similarly to the Company, frequently trade at prices lower than their net asset value.  The Company cannot assure you that its common shares will trade at a price higher than or equal to their net asset value per share.  The market price of the Company's common shares may be affected by numerous factors, such as net asset value, income levels, return on equity, levels of unrealized capital gain, dividend levels, dividend stability, liquidity and market supply and demand.  See "Risks" and
                                           "Description of Shares."  The common shares are designed primarily for long-term investors and you should not purchase common shares of the
                                           Company if you intend to sell them shortly after purchase.

Dividend Reinvestment Plan..........       The Company has a dividend reinvestment plan for its shareholders.  This is an "opt out" dividend reinvestment plan.  As a result, if the Company declares a dividend on its common shares, the shareholders' dividends will be automatically reinvested in additional shares of the Company's common shares, unless they specifically choose to receive cash dividends.  Shareholders who receive dividends in the form of common shares will be subject to the same federal, state and local tax consequences as shareholders who elect to receive their dividends in cash.  See "Dividend Reinvestment Plan."

Anti-Takeover Provisions............       The Company's board of trustees will be divided into three classes of trustees, with the term of one class expiring at each annual meeting of shareholders.  This structure is intended to provide the Company with a greater likelihood of continuity of management.  A staggered board of trustees also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by the Company.  See "Description of
                                           Shares."

Administrator.......................       BlackRock ____ serves as administrator to the Company
                                           ("Administrator"). The Administrator will generally assist in all aspects of the administration and operation of the Company.


                               Fees and Expenses

         The following table shows Company expenses as a percentage of net assets attributable to common shares:

    Shareholder Transaction Expenses
    Sales Load Paid by You (as a percentage of offering price).................             %(1)
    Offering Expenses Borne by the Company (as a percentage of offering price)              %
    Dividend Reinvestment Plan Fees............................................          None(2)



                                                                  Percentage of Net Assets
Annual Expenses                                                Attributable to Common Shares
Management Fees......................................                     2.0%(3)
Incentive Fees (20% of realized capital gains and 20% of
pre-incentive fee net investment income).............                       0%(4)
Interest Payments....................................                       0%(5)
Organizational Costs.................................                          %
Other Expenses.......................................                          %(6)
Total Annual Expenses................................                          %

____________

(1) The underwriting discounts and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load being paid in connection with this offering.

(2) You will be charged a $2.50 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

(3)   Based on gross assets. See "Management of the Company."

(4) Based on projected net operating income and net realized gains, and because the Advisors do not expect to invest fully the net proceeds from this offering until as late as the end of the second year of operations, the Company does not anticipate paying any incentive fees in the first year after the completion of this offering. Once fully invested, the Company expects to pay incentive fees to the extent the Company earns net investment income in excess of the hurdle rate and realizes capital gains. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of the Company's net investment income that exceeds a ___% quarterly (___% annualized) hurdle rate, and includes a "catch-up" provision. The "catch-up" provision is intended to provide the Advisors with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds the hurdle rate in any calendar quarter. This first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. The Company's net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 2% base management fee (see footnote 3 above).The second part of the incentive fee will equal 20% of the Company's net realized capital gains, if any, in a year less any unrealized capital losses that year, and will be payable at the end of each calendar year. For a more detailed discussion of the calculation of this fee, see "Management of the Company."

(5) The Company does not plan to incur any indebtedness, or to pay interest in respect thereof, before the proceeds of this offering are substantially invested. The Company has not decided whether, and to what extent, it will finance additional investments with debt or preferred stock after that time.

      However, assuming we borrowed for investment purposes an amount equal to [_____]% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is [_____]%, out total annual expenses (estimated) would be as follows:


                                                                  Percentage of Net Assets
    Annual Expenses                                                Attributable to Common Shares
    Management Fees......................................
                                                                                          %
    Incentive Fees (20% of realized capital gains and 20% of
    pre-incentive fee net investment income).............                                 %
    Interest Payments....................................                                 %
    Other Expenses.......................................
                                                                                          %
    Total Annual Expenses................................                                 %


(6) Includes payments under the administration agreement. See "Management of the Company."

         The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Company's first full year of operations and assume that the Company issues common shares. If the Company issues fewer or more common shares, all other things being equal, these expenses would increase or decrease. See "Management of the Company" and "Dividend Reinvestment Plan."


         The following example illustrates the expenses (including the sales load of $ ) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of % of net assets attributable to common shares, and (2) a 5% annual return:*

                              1 Year      3 Years       5 Years     10 Years
                              ------      -------       -------     --------
Total Expenses Incurred          $           $             $            $

* The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Company's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. The incentive fee under the investment management agreements, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher.

                                     Risks

         The net asset value of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below.

         No Operating History. The Company has no operating history. It is subject to the business risks and uncertainties associated with any new business, including the risk that it will not achieve its investment objective and that the value of your investment could decline substantially. The Company anticipates that it will take up to two years to invest substantially all of the net proceeds of this offering due to the time necessary to identify, evaluate, structure, negotiate, and close suitable investments in private middle-market companies. In the interim, the Company will invest in temporary investments, such as cash and cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less from the date of investment, which will earn yields substantially lower than the interest income anticipated from investments in mezzanine and senior secured loans. The Company will pay the Management Fee throughout this interim period. If the Management Fee and other expenses of the Company exceed the return on the temporary investments, the equity capital of the Company will be eroded. Additionally, the Company may not be able to pay any dividends during this period or such dividends may be substantially lower than the dividends the Company expects to pay when its portfolio is fully invested. If more than half of our total assets are not invested in the types of assets designed to meet our business purpose within two and one-half years, we will be required to obtain approval of our shareholders for a change in our business purpose.

         Competition for Investment Opportunities. Many entities, including public and private funds, commercial and investment banks, commercial financing companies, business development companies and insurance companies will compete with the Company to make the types of investments that it plans to make in middle-market companies. Many of these competitors are substantially larger, have considerably greater financial, technical and marketing resources than we do and offer a wider array of financial services. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships. Many competitors are not subject to the regulatory restrictions that the 1940 Act will impose on the Company as a business development company or the restrictions that the Code will impose on the Company as a regulated investment company. Some competitors may make loans with interest rates that are lower than the rates the Company wishes to offer. The Company cannot assure you that the competitive pressures it faces will not have a material adverse effect on its business, financial condition and results of operations. Also, as a result of this competition, the Company may not be able to take advantage of attractive investment opportunities from time to time, and can offer no assurance that it will be able to identify and make investments that are consistent with its investment objective. We have not yet identified any potential investments for our portfolio, although our competitors are likely to have identified and begun to pursue potential investments in which we may be interested.

         Ability to Manage our Business. Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of the Advisors to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result largely will be a function of the Advisors' and Administrator's investment process and their ability to provide competent, attentive and efficient services to us. The members of the investment committee will have substantial responsibilities to other clients of the Advisors and their affiliates in addition to their activities on behalf of the Company. The members of the investment committee and the investment professionals dedicated primarily to the Company's business may also be required to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow our rate of investment. Any failure to manage our business effectively could have a material adverse effect on our business, financial condition and result of operations.

         Business Development Company Limitations. The 1940 Act imposes numerous limitations on the operations of business development companies. For example, the Company may not make any investment other than in qualifying U.S. private or thinly traded companies, certain companies that had that status when the Company initially invested in them and certain short-term investments unless at least 70% of the Company's assets are invested in qualifying securities.

         In this regard, one of the categories of qualifying securities under the 1940 Act consists of securities of "eligible portfolio companies." An eligible portfolio company is defined in the 1940 Act as any company that: (a) is organized under the laws of, and has its principal place of business in, the United States; (b) with certain exceptions, is not an investment company or a company that would be an investment company but for certain exclusions under the 1940 Act; and (c) satisfies one of three criteria. One of the criteria is that the company not have any class of securities with respect to which a member of a national securities exchange, broker or dealer may extend or maintain credit to or for a customer pursuant to rules and regulations adopted by the Board of Governors of the Federal Reserve System, or "Federal Reserve Board," under section 7 of the Securities Exchange Act of 1934, or "margin securities." We refer to this provision as the "no margin securities test."

         Regulation T, the Federal Reserve Board regulation governing the extension of credit by brokers and dealers, identifies securities that are margin securities. When the provisions of the 1940 Act relating to business development companies were enacted in 1980, margin securities were limited to
(i) securities that were listed on a national securities exchange; (ii) equity securities that were traded over the counter and listed on the Federal Reserve Board's "OTC margin stock" list; and (iii) limited categories of non-listed debt securities that were issued in public offerings by public companies. Under this standard, a private company (that is, a company that had not publicly offered any securities and did not file periodic reports under the Exchange
Act) that had outstanding privately-placed debt securities would have been an eligible portfolio company under the no margin securities test.

         In 1998, the Federal Reserve Board amended Regulation T to include within the definition of margin securities any "non-equity security." Non-equity securities include debt securities. If applied literally, this change would mean that any company that has issued any debt securities would not be an eligible portfolio company under the no margin securities test and we would be severely restricted in our ability to pursue our strategy of investing in mezzanine, private equity and other investments. This would have a material adverse effect on our company.

         We do not believe that this result was intended by the Federal Reserve Board when it amended Regulation T in 1998 or contemplated by Congress when it enacted the provisions of the 1940 Act relating to business development companies. While the legislative history of the 1940 Act provisions relating to business development companies indicates that Congress was aware that Regulation T could be amended by the Federal Reserve Board, we do not believe that Congress contemplated that it could be amended in a way that would cause a private company that had outstanding debt securities to fail the no margin securities test. The business development company provisions of the 1940 Act were enacted to facilitate the flow of capital to American businesses, particularly to smaller, growing businesses. We believe that interpreting the no margin securities test to exclude all private companies with any outstanding debt securities would undermine the legislative purpose of these provisions. In addition, under applicable self-regulatory organization rules that govern the ability of brokers and dealers to extend margin credit, many non-equity securities issued by private companies may not be effectively marginable. Thus, we do not believe that the no margin test should be interpreted as causing such private companies to fail the no margin securities test, notwithstanding the literal language of the 1940 Act and Regulation T. The SEC and the courts may have a different interpretation of this provision and, accordingly, we cannot assure you that we will be able to pursue our investment objectives.

         Legislation currently pending in Congress, H.R. 3170 (the Increased Capital Access for Growing Business Act), would, if enacted, alter the criteria used to determine if securities can be treated as qualifying assets. The new criteria, if enacted, would allow securities to be treated as qualifying assets if (i) the issuer of the securities does not have any class of equity securities listed for trading on a national securities exchange or traded through the facilities of a national securities association or (ii) the aggregate value of the issuer's outstanding publicly traded equity securities is not more than $250,000,000. The enactment of this legislation would confirm that private companies with outstanding debt securities, as well as other types of companies, are eligible portfolio companies. We cannot assure you that H.R. 3170 or similar legislation will be enacted or, if enacted, that it would not be materially different than the legislation that is pending.

         We will invest in private companies that may have outstanding privately-placed debt securities (in addition to the securities that we acquire) and we intend to treat such investments as qualifying assets. Unless H.R. 3170 is enacted or the status of private companies with privately-issued debt securities as eligible portfolio companies is clarified through SEC rulemaking or other means, there is a risk that the types of investments that we intend primarily to make would not be deemed to be qualifying assets. We have received no assurance from the SEC or its staff as to whether or not they agree with our interpretation that privately-issued debt securities of private companies are qualifying assets.

         A decision by the SEC or a court that conflicts with our interpretation would have a material adverse effect on our business. For example, such a decision would make it more difficult for us to identify investment opportunities and may require us to change our investment objective or policies, or conceivably seek stockholder approval to cease to be regulated as a business development company. The SEC may also take such other actions against us as it determines to be appropriate.

         Such a decision also may require that we dispose of investments made based on our interpretation. Disposing of such investments could have a material adverse effect on us and our stockholders. We may need to dispose of such investments quickly, which would make it difficult to dispose of such investments on favorable terms. Because these types of investments will generally be illiquid, we may have difficulty in finding a buyer for these investments and, if we do, we may have to sell them at a substantial loss.

         The 1940 Act also limits the Company's ability to borrow money or issue debt securities or preferred stock so that the resulting leverage does not exceed the Company's net assets attributable to common shares. Compliance with these requirements may unfavorably limit the Company's investment opportunities and reduce its ability in comparison to other companies to profit from favorable spreads between the rates at which the Company can borrow and the rates at which it can lend. Although the Advisors and their affiliates have extensive experience with the types of investments it is anticipated the Company will make, neither has prior experience managing a business development company such as the Company. BlackRock Advisors has limited experience providing significant managerial assistance to operating companies, as may be required of a business development company. Kelso and Kelso Advisors have no experience managing a registered investment company, although Kelso does have experience providing significant managerial assistance to operating companies in the form of board representation and advice concerning financings and other strategic matters.

         Valuation Difficulties. A large percentage of the Company's portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. The Company will value these securities at least quarterly at fair value as determined in good faith by its trustees with the assistance of the Advisors and an independent valuation firm. However, because fair valuations, and particularly fair valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based to a large extent on estimates, comparisons and qualitative evaluations of private information, the Company's determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. This could make it more difficult for investors to accurately value the Company's securities and could lead to under-valuation or over-valuation of its common shares.

         Portfolio Illiquidity. The Company will generally make investments in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for the Company to sell such investments if the need arises. In addition, if the Company is required to liquidate all or a portion of its portfolio quickly, it may realize significantly less than the value at which it has previously recorded such investments. In addition, the Company may face other restrictions on its ability to liquidate an investment in a portfolio company to the extent that it has material non-public information regarding such portfolio company.

         Leverage Risk. The Company may borrow money or issue debt securities or preferred stock to leverage its capital structure. If the Company does so:

         o The Company's common shares will be exposed to incremental risk of loss. In these circumstances, a decrease in the value of the Company's investments would have a greater negative impact on the value of its common shares than if it did not use leverage.

         o Adverse changes in interest rates could reduce or eliminate the incremental income the Company expects to make with the proceeds of any leverage.

         o The Company's ability to pay dividends on its common shares will be restricted if its asset coverage ratio is not at least 200% and any amounts used to service indebtedness would not be available for such dividends.

         o It is likely that such securities will be governed by an indenture or other instrument containing covenants restricting the Company's operating flexibility.

         o The Company, and indirectly its shareholders, will bear the cost of issuing and servicing such securities.

         o Any convertible or exchangeable securities that the Company issues may have rights, preferences and privileges more favorable than those of our common shares.

         Private Company Risks. Investment in private middle-market companies involves a number of significant risks, including:

         o these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral;

         o they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

         o they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the portfolio company and, in turn, on the Company;

         o they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

         o they may cease to be treated as private companies for purposes of the regulatory restrictions applicable to us, in which case the Company may not be able to invest additional amounts in them.

         Little public information exists about these companies. The greater difficulty in making a fully informed investment decision raises the risk of misjudging the credit quality of the company and the Company may lose money on its investments.

         Economic Recessions or Downturns. Many of the Company's portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay loans during these periods. Therefore, the Company's non-performing assets are likely to increase and the value of its portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of the Company's loans and the value of its equity investments. Economic slowdowns or recessions could lead to financial losses in its portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Company. These events could prevent the Company from increasing investments and harm its operating results.

         A portfolio company's failure to satisfy financial or operating covenants could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt securities that the Company holds. The Company may need to incur additional expenses to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of the Company's portfolio companies were to go bankrupt, even though the Company may have structured its interest as senior debt, depending on the facts and circumstances, including the extent to which the Company actually provided significant managerial assistance to that portfolio company, a bankruptcy court might recharacterize the Company's debt holding and subordinate all or a portion of its claim to that of other creditors.

         Interest Rate Fluctuations. Because a substantial portion of the assets of the Company will consist of loans and debt securities, the net asset value of the common shares will fluctuate with changes in interest rates, as well as with changes in the prices of the securities owned by the Company caused by other factors. These fluctuations are likely to be greater when the Company is using financial leverage.

         Lower Credit Quality Obligations. Most of the Company's debt investments are likely to be in lower grade obligations. The lower grade investments in which the Company invests may be rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Advisors to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

         Investment in lower grade investments involves substantial risk of loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile, and are less liquid than investment grade securities. For these reasons, your investment in the Company is subject to the following specific risks:

         o increased price sensitivity to a deteriorating economic environment;

         o    greater risk of loss due to default or declining credit quality;

         o adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

         o if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.

         Adverse changes in economic conditions are more likely to lead to a weakened capacity of a lower grade issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of lower grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used lower grade securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of lower grade issuers in that industry to meet their obligations. The market values of lower grade debt tend to reflect individual developments of the issuer to a greater extent than do higher quality investments, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower grade debt may have an adverse effect on the Company's net asset value and the market value of its common shares. In addition, the Company may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal of or interest on its portfolio holdings. In certain circumstances, the Company may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Company would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

         The secondary market for lower grade debt may not be as liquid as the secondary market for more highly rated debt, a factor which may have an adverse effect on the Company's ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade debt could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become highly illiquid. As a result, the Company could find it more difficult to sell these instruments or may be able to sell the securities only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Company's net asset value.

         Since investors generally perceive that there are greater risks associated with lower grade debt of the type in which the Company may invest a portion of its assets, the yields and prices of such debt may tend to fluctuate more than those for higher rated instruments. In the lower quality segments of the fixed income markets, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the income securities market, resulting in greater yield and price volatility.

         Subordination Risk. The Company's portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, debt securities in which the Company will often invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Company is entitled to receive payments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to the Company's investment in that portfolio company would typically be entitled to receive payment in full before the Company receives any distribution in respect of its investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligations to the Company. In the case of debt ranking equally with debt securities in which the Company invests, the Company would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, the Company may not be in a position to control any portfolio company by investing in its debt securities. As a result, the Company is subject to the risk that a portfolio company in which it invests may make business decisions with which it disagrees and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Company's interests as debt investors.

         Distressed Debt Securities Risk. At times, distressed debt obligations may not produce income and may require the Company to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover its investment. Therefore, to the extent the Company invests in distressed debt, the Company's ability to achieve current income for its shareholders may be diminished. The Company also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt the Company invests in will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt held by the Company, there can be no assurance that the securities or other assets received by the Company in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Company upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Company's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, the Company may be restricted from disposing of such securities.

         Tax Risk. To maintain its qualification as a regulated investment company under the Code, which is required in order for the Company to distribute its income without tax at the Company level, the Company must meet certain income source, asset diversification and annual distribution requirements. Satisfying these requirements may require the Company to take actions it would not otherwise take, such as selling investments at unattractive prices to satisfy diversification, distribution or source of income requirements. In addition, while the Company is authorized to borrow funds in order to make distributions, under the 1940 Act it is not permitted to make distributions to shareholders while its debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. If the Company fails to qualify as a regulated investment company for any reason and becomes or remains subject to corporate income tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Company and its shareholders.

         Difficulty Paying Distributions. For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we invest in zero coupon securities, deferred interest securities or certain other securities, or if we receive warrants in connection with the making of a loan or possibly in other circumstances. Such original issue discount, which could but is not expected to be significant relative to the Company's overall investment activities, generally will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

         That part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. In such case, the Advisors are not obligated to reimburse the Company for any incentive fees received even if the Company subsequently recognizes losses or never receives in cash income that was previously accrued.

         Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a regulated investment company and thus be subject to corporate-level income tax. See "Tax Matters."

         Conflicts of Interest. The Advisors and the Sub-Advisor or their officers and employees serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business or of investment funds managed by the Advisors, the Sub-Advisor or their affiliates. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in the best interests of the Company or its shareholders. As a result, the Advisors and the Sub-Advisor will face conflicts in the allocation of investment opportunities to the Company and other funds. In order to fulfill their fiduciary duties to each of their clients, the Advisors and the Sub-Advisor will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata coinvestment by the Company and such other clients or may involve a rotation of opportunities among the Company and such other clients.

         Each of the Advisors and the Sub-Advisor has procedures and policies in place designed to manage the potential conflicts of interest that may arise from time to time between the Advisors' and the Sub-Advisor's fiduciary obligations to the Company and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Company and such other clients. An investment opportunity that is suitable for multiple clients of either of the Advisors or the Sub-Advisor may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Advisors' or the Sub-Advisor's efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Company. Not all conflicts of interest can be expected to be resolved in favor of the Company.

         Some individuals may be employed both by one of the Advisors and by another entity that has other clients for whom a particular investment opportunity may be appropriate. When an Advisor can determine the capacity in which a dual employee obtained an investment opportunity, the opportunity will be offered first to the clients of the entity through which the opportunity arose. Where the capacity cannot readily be determined, the Advisor will seek to allocate the opportunity in accordance with the principles articulated above.

         Limitations on Deal Flow from Kelso. The Company expects that Kelso, which is affiliated with Kelso Advisors but has no fiduciary or contractual duty to the Company, will be a source of investment opportunities. However, investors should be aware that Kelso is subject to the terms and conditions of the agreements governing the private investment partnerships managed by Kelso, which include restrictions on the non-Kelso fund activities of Kelso and its principals. Kelso's primary obligation is to manage its investment partnerships. For example, these agreements generally require that Kelso and certain of its principals, including Messrs. Nickell, Matelich and Goldberg (who serve on the Company's investment committee), devote substantially all of its and their business time and efforts to the private investment partnerships managed by Kelso, and each of them intends to do so. Kelso Advisors is not subject to these restrictions. In addition, these agreements require that any investment opportunities presented to Kelso that are appropriate to such partnerships be offered to the partnerships. Therefore, although the investment opportunities appropriate for the Company will generally not be of the type that would be appropriate for the private investment partnerships managed by Kelso, if Kelso is presented with any opportunities that are appropriate for both the Company and such partnerships, Kelso would be obligated to offer the opportunities first to such partnerships and not to the Company. Kelso's primary obligation is to manage its investment partnerships. This may limit the extent to which Kelso (but not Kelso Advisors, to the extent it is able to identify investment opportunities independent from its relationship with Kelso) will be a source of investment transactions for the Company.

         Incentive Fee Risks. The incentive fee payable to the Advisors may create an incentive for the Advisors to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to the Advisors is determined, which is calculated as a percentage of the return on gross assets (that is, all assets held by the Company, including any investments financed using leverage), may encourage the Advisors to use leverage to increase the return on the Company's investments. If the Advisors acquire poorly performing assets with such leverage, the loss to holders of the Company's common shares, including investors in this offering, could be substantial. Furthermore, because the portion of the incentive fees payable in respect of net investment income remains payable even if the Company is incurring realized or unrealized capital losses, the Advisors may be encouraged to invest in obligations that pay high rates of interest even if there is excessive risk of default. Alternatively, because the Advisors will receive incentive fees based upon net capital gains realized on the Company's investments without a hurdle rate, the Advisors may be encouraged to invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in the Company's investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. Finally, because a portion of the incentive fee is based on interest and dividend income and is calculated on an accrual basis regardless of whether the Company has received a cash payment, the Advisors might have an incentive to invest in zero coupon or deferred interest securities in circumstances where they would not have done so but for the opportunity to continue to earn incentive fees even when the issuer may not be able to make payments on such securities. The foregoing risks could be increased because the Advisors are not obligated to reimburse the Company for any incentive fees received even if the Company subsequently incurs losses or never receives in cash income that was previously accrued.

         The Trustees do not believe the Advisors are susceptible to engaging in these practices, both because excessive risk taking will reduce the likelihood of earning incentive fees over the long term and because of the high standards of fiduciary conduct exhibited by BlackRock and Kelso in the past. However, the Trustees will monitor the investment activities of the Advisors and will be prepared to terminate their services and seek restitution of any harm to the Company if they believe the Advisors have breached their fiduciary duties in this regard.

         Market Discount Risk. As with any stock, the price of the Company's common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Net asset value will be reduced immediately following the initial offering by the amount of the sales load and organizational and selling expenses paid by the Company. The common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies, which are structured similarly to the Company, frequently trade at a discount from their net asset value. The Company's shares may trade at a price that is less than the initial offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the initial offering.

         The market price and liquidity of the market for shares of the Company's common shares may be significantly affected by numerous factors, some of which are beyond the Company's control and may not be directly related to its operating performance. These factors include:

         o significant volatility in the market price and trading volume of securities of business development companies or other companies in the Company's sector, which are not necessarily related to the operating performance of these companies;

         o changes in regulatory policies or tax guidelines, particularly with respect to regulated investment companies or business development companies;

         o    loss of regulated investment company status;

         o    changes in earnings or variations in operating results;

         o    changes in the value of its portfolio of investments;

         o any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

         o    departure of key personnel;

         o    operating performance of companies comparable to the Company;

         o    general economic trends and other external factors; and

         o    loss of a major funding source.

         Common Stock Risk. The Company may have exposure to common stocks. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and in recent years have significantly under performed relative to fixed-income securities. The equity securities acquired by the Company may fail to appreciate and may decline in value or become worthless.

         Preferred Stock Risk. To the extent the Company invests in preferred securities, there are special risks associated with investing in preferred securities, including:

                  Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Company owns a preferred security that is deferring its distributions, the Company may be required to report income for tax purposes although it has not yet received such income.

                  Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

                  Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

                  Limited Voting Rights. Generally, preferred security holders (such as the Company) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

         Industry, Sector and Issuer Risk. The Company may, from time to time, invest a substantial portion of its assets in the securities of issuers in any single industry or sector of the economy or in only a few issuers. The Company cannot predict the industries or sectors in which its investment strategy may cause it to concentrate and cannot predict the level of its diversification among issuers, although the Company anticipates investing in a minimum of 15 to 20 issuers to ensure it satisfies diversification requirements for qualification as a regulated investment company for U.S. federal income tax purposes. Concentration of the Company's assets in an industry or sector may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in an industry or sector in which the Company is concentrated would have a larger impact on the Company than on a company that does not concentrate in industry or sector. As a result of investing a greater portion of our assets in the securities of a smaller number of issuers, we are classified as a non-diversified company under the 1940 Act. We may be more vulnerable to events affecting a single issuer or industry and therefore subject to greater volatility than a company whose investments are more broadly diversified. Accordingly, an investment in our common shares may present greater risk to you than an investment in a diversified company. Furthermore, we have not made and do not intend to make any determination as to the allocation of assets among different classes of securities. Consequently, at any point in time we may be highly concentrated in a single type of asset, such as mezzanine loans or distressed debt. Consequently, events which affect a particular asset class disproportionately could have an equally disproportionate effect on the Company.

         Changes in Laws or Regulations Governing Portfolio Companies. The Company's portfolio companies will be subject to regulation by laws at the local, state and federal level. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations, or any failure to comply with them by the Company's portfolio companies, could have a material adverse affect on the Company's business.

         Foreign Securities Risk. Investing in foreign securities involves certain risks not involved in domestic investments, including, but not limited to: (1) future foreign economic, financial, political and social developments;
(2) different legal systems; (3) the possible imposition of exchange controls or other foreign governmental laws or restrictions; (4) lower trading volume;
(5) much greater price volatility and illiquidity of certain foreign securities markets; (6) different trading and settlement practices; (7) less governmental supervision; (8) changes in currency exchange rates; (9) high and volatile rates of inflation; (10) fluctuating interest rates; (11) less publicly available information; and (12) different accounting, auditing and financial recordkeeping standards and requirements.

         We may employ hedging techniques to minimize currency exchange rate risks or interest rate risks, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

         Market Disruption and Geopolitical Risk. The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar events in the future cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers. These risks could also adversely affect individual issuers and securities markets, inflation and other factors relating to the common shares.

         Anti-Takeover Provisions. The Company's Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Company or convert the Company to an open-end investment company. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then current market price of the common shares or at net asset value.

         Forward-Looking Statements. Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

         o    our future operating results;

         o our business prospects and the prospects of our portfolio companies;

         o    the impact of investments that we expect to make;

         o our contractual arrangements and relationships with third parties;

         o the dependence of our future success on the general economy and its impact on the industries in which we invest;

         o the ability of our portfolio companies to achieve their objectives;

         o    our expected financings and investments;

         o    the adequacy of our cash resources and working capital; and

         o the timing of cash flows, if any, from the operations of our portfolio companies.

         We use words such as "anticipates," "believes," "expects," "intend," and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in "Risks" and elsewhere in this prospectus.

         We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

                                  The Company

         The Company is a newly organized company that has filed an election to be treated as a business development company under the 1940 Act. The Company intends to elect to be treated for U.S. federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. See "Tax Matters." The Company was organized as a Delaware statutory trust on April 15, 2004, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Company has no operating history or employees. The Company's principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (888) 825-2257. The Company believes its office facilities are suitable and adequate for its contemplated business. The Company is not subject to any material legal proceedings.

         As a business development company, the Company is required to comply with certain regulatory requirements. For instance, the Company is required to invest at least 70% of its total assets in qualifying assets, including securities of certain private or thinly traded U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

                                Use of Proceeds

         The Company plans to invest the net proceeds of this offering in portfolio companies in accordance with its investment objective and strategies described in this prospectus. The Company anticipates that substantially all of the net proceeds of this offering will be invested in that manner within two years, depending on the availability of appropriate investment opportunities and other market conditions. Pending such investments, the Company will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by the Company will not be reduced while its assets are invested in short-term securities.

                            The Company's Operations

Revenues

         The Company plans to generate revenue in the form of interest payable on the debt it holds, dividends on its equity interests and capital gains on warrants and other debt or equity interests that it acquires in portfolio companies. The Company expects its portfolio of fixed income instruments to have an expected maturity of three to ten years and typically to bear interest at a fixed or floating rate. Other securities may have shorter or longer terms. Interest on debt securities will be payable generally quarterly or semi-annually, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, the instrument may defer payments of cash interest for the first few years. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, the Company may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing significant managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

         The Company's primary operating expenses will include the payment of investment management fees, administration fees and the allocable portion of overhead under the administration agreement. The Company's investment management fee will compensate the Advisors for work in identifying, evaluating, negotiating, closing and monitoring the Company's investments. See "Management of the Company." The Company will bear all other costs and expenses of its operations and transactions, including those relating to: its organization and this offering; calculating net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by the Advisors payable to third parties in monitoring its investments and performing due diligence on prospective portfolio companies; interest payable on debt, if any, incurred to finance its investments; future offerings of common shares and other securities, if any; investment advisory and management fees; administration fees payable under the administration agreement; fees payable to third parties relating to, or associated with, making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent trustee fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to shareholders, including printing costs; the Company's allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; indemnification payments; direct costs and expenses of administration, including audit and legal costs; and all other expenses incurred by the Company or its administrator in connection with administering the Company's business, such as its allocable portion of overhead under the administration agreement, including rent and other allocable portions of the cost of its chief compliance officer and related staff.

         To the extent that any of the Company's loans are denominated in a currency other than U.S. dollars, it may enter into currency hedging contracts to reduce exposure to fluctuations in currency exchange rates. The Company may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options and related forward contracts. Costs incurred in entering into such contracts or in settling them will be borne by the Company.

Financial Condition, Liquidity and Capital Resources

         The Company will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, the Company may also determine to fund a portion of its investments through borrowings from banks and issuances of senior securities, including preferred shares. The Company has not determined the extent to which it will incur indebtedness or issue senior securities, if at all, and does not expect to make a determination in that regard until it has invested a substantial majority of the net proceeds of this offering. Any decision to incur leverage will depend on the Company's assessment of the attractiveness of available investment opportunities in relation to the costs and perceived risks of such leverage. In the future, the Company may also securitize a portion of its investments in mezzanine or senior secured loans or other assets. The Company's primary use of funds will be investments in portfolio companies and cash distributions to holders of its common shares. Immediately after this offering, the Company expects to have cash resources in excess of $__________ million and no indebtedness.

                           The Company's Investments

Investment Objective and Policies

         The Company's investment objective is to provide a combination of current income and capital appreciation. The Company plans to invest primarily in debt and equity securities of private U.S. middle-market companies.

         Although most of our investments are likely to be in long-term subordinated loans, referred to as mezzanine loans, and senior secured loans to U.S. private middle-market companies, we may invest throughout the capital structure of these companies, including common and preferred equity, options and warrants, credit derivatives, high-yield bonds, distressed debt and other structured securities. While our focus will be to generate current income through these investments, we will also seek capital appreciation. While we anticipate that most of our investments will be in newly negotiated transactions, we may acquire assets in the secondary market to the extent permitted by the 1940 Act. See "Regulation."

         In order to enhance returns to our common shareholders, we may also invest up to 30% of our assets opportunistically in other types of investments, including securities of public companies and real estate related assets.

Our Investment Advisors

         Our investment advisors are BlackRock Advisors, Inc., a subsidiary of BlackRock, Inc., and Kelso Advisors, LLC, a newly organized affiliate of Kelso & Company, L.P. Each of the Advisors will have access to and support by the entire BlackRock and Kelso organizations. BlackRock, one of the leading investment managers in the world, manages approximately $321 billion in assets as of March 31, 2004, including over $8.2 billion in non-investment grade assets, including over $1.8 billion in bank loan assets, and provides risk management services on over $2.5 trillion in assets. Kelso is one of the leading private equity firms and has since 1980 invested over $3.0 billion of private equity capital primarily in middle-market companies across a broad range of industries. BlackRock, with Kelso as its advisor, has managed private investment funds with over $3.0 billion in initial capital. These funds invest in public and private debt obligations and mezzanine loans.

Investment Decision Process

         The Advisors will manage the Company's portfolio through combined teams of investment professionals dedicated primarily to the Company's business. The Company's investment committee will be comprised of senior members from BlackRock, Kelso Advisors and Kelso. These teams and the investment committee will be supported by and have access to the investment professionals, analytical capabilities and support personnel of BlackRock and Kelso. All actions in respect of the supervision and management of the business and affairs of the Company, the investment and reinvestment of the assets of the Company, the purchasing and selling of securities and other assets for the Company and the voting or exercising of consents or other rights appertaining thereto will be taken by the investment committee or the operating sub-committee of the investment committee, subject to the general supervision of the board of trustees. Generally, the investment committee will be responsible for setting investment policies and directing strategic initiatives and will be required to approve and authorize specifically any transaction in which the Company takes a controlling position in a portfolio company, any transaction or series of related transactions in connection with which the Company commits more than $_______ or __% of its net asset value to any single portfolio company or group of affiliated portfolio companies and such other transactions or classes of transactions as it may determine from time to time. The operating sub-committee of the investment committee will be responsible for managing the day-to-day business and affairs of the Company, including implementing investment policies and strategic initiatives set by the investment committee and marshalling the resources of the Advisors and the Sub-Advisor in the service of the Company. The operating sub-committee will have authority to commit the Company to transactions or take any other action that the investment committee is required or permitted to take, so long as the making of such commitment or the taking of such action does not require the specific approval of the investment committee. The investment committee will be comprised of investment professionals from each of BlackRock, Kelso and Kelso Advisors and will at all times include the President of BlackRock and the President of Kelso. The investment committee initially will consist of James Maher and Robert Grien of Kelso Advisors, Frank Nickell, George Matelich, Michael Goldberg of Kelso and Michael Lazar of Kelso and Kelso Advisors and Ralph Schlosstein, Keith Anderson, Jeff Gary, Mark Williams and Sacha Bacro of BlackRock. The operating sub-committee of the investment committee will be comprised of Messrs. Maher, Lazar, Grien, Gary, Williams and Bacro. The chairman of the investment committee and the operating sub-committee will be Mr. Maher. Mr. Maher is not a principal of Kelso and is not employed by Kelso in any capacity. Brief biographies of each of the members of the investment committee and the operating sub-committee can be found under the heading "Management of the Company - The Investment Committee and the Operating Sub-Committee."

         The investment professionals from Kelso Advisors on the combined teams will source and evaluate investment opportunities in equity and mezzanine securities and other assets with characteristics similar to equity and mezzanine securities. The investment professionals from BlackRock on the combined teams will source and evaluate investment opportunities in certain fixed-income securities and other assets with characteristics similar to fixed-income securities. The investment committee or the operating sub-committee, as applicable, will review prospective investments identified by the Advisors' combined investment teams and give final approval to all investment decisions. The operating sub-committee generally will determine whether to conduct due diligence on a prospective portfolio company, review the due diligence reports in order to determine whether to seek to negotiate an investment in the prospective portfolio company and establish parameters for negotiation. Once an investment in a portfolio company has been made, the operating sub-committee or the investment committee will provide supervisory direction for the Advisors and the Sub-Advisor in implementing the Company's ongoing relationship with the portfolio company. Each of the investment committee and the operating sub-committee will develop and maintain policies, procedures and protocols with respect to its membership, the frequency, manner and location of its meetings, the conduct of its business and such other matters as it may from time to time determine. It is expected that the investment committee typically will meet monthly and that the operating sub-committee typically will meet weekly. The Advisors will keep the board of trustees well informed as to the identity and title of each member of the investment committee and the operating sub-committee and provide to the board of trustees such other information with respect to such persons and the functioning of the investment committee, the operating sub-committee and the investment teams as the board of trustees may from time to time request.

Portfolio Composition

         Although the Company may invest in all segments of the capital structure, the Company's assets will likely consist primarily of mezzanine and senior secured loans of U.S. private middle-market companies. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrower's capital structure. Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine loans also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula. The Company believes that mezzanine loans offer an alternative investment opportunity based upon their historic returns and resilience during economic downturns.

         Senior secured loans will be supported by liens in favor of the Company on all or a portion of the assets of the portfolio company or on assets of affiliates of the portfolio company. Although the Company may seek to dispose of such collateral in the event of default, it may be delayed in exercising such rights or its rights may be contested by others. In addition, the value of the collateral may deteriorate so that the collateral is insufficient for the Company to recover its investment in the event of default. In order to enhance returns to the common shareholders, senior secured loans will be supported by liens in favor of the Company on all or a portion of the assets of the portfolio company or on assets of affiliates of the portfolio company.

         In addition to mezzanine and senior secured loans, the Company may also invest in other types of securities issued by U.S. private companies, including common and preferred equity, options and warrants, credit derivatives, high yield bonds, distressed debt and other structured securities.

         In an effort to increase returns and the number of loans made, the Company may in the future seek to securitize a portion of its loans. To securitize loans, the Company would contribute a pool of loans to a wholly-owned subsidiary and sell investment grade fixed income securities issued by such subsidiary to investors willing to accept a lower interest rate to invest in investment-grade securities of loan pools. The Company's retained interest in the subsidiary would consequently be subject to first loss on the loans in the pool. The Company may use the proceeds of such sales to pay down bank debt, to fund additional investments or for other corporate purposes.

         The Company may also invest up to 30% of its assets opportunistically in other types of investments, including securities of public companies and real estate related assets. See "Regulation."

         The Company will generally seek to target companies that generate positive cash flows in a broad variety of industries.

         To the extent provided by the 1940 Act, the Company will not invest in any private company in which BlackRock, Kelso, Kelso Advisors or any of their affiliates or any of the unregistered investment funds managed by them already has an investment at that time.

Investment Selection

         The Advisors intend to utilize the same value oriented philosophy used by the investment professionals of BlackRock and Kelso in managing their private investment funds and will commit their resources to managing downside exposure.

Prospective Portfolio Company Characteristics

         The Advisors have identified several criteria that they believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for the Company's investment decisions; however, each prospective portfolio company may fail to meet one or more of these criteria. Generally, the Advisors will seek to utilize their access to information generated by the investment professionals of the Advisors and their affiliates to identify investment candidates and to structure investments quickly and effectively.

Value Orientation/Positive Cash Flow

         The Advisors' investment philosophy will place a premium on fundamental analysis from an investor's perspective and will have a distinct value orientation. The Advisors will focus on companies in which the Company can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, the Company would not expect to invest in start-up companies or companies having speculative business plans.

Experienced Management

         The Advisors will generally require that the Company's portfolio companies have an experienced management team. The Advisors will also generally require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with the Company's interests as investors, which may include having significant equity interests.

Strong Competitive Position in Industry

         The Advisors will seek to invest in companies that have developed good market positions within their respective markets and are well positioned to capitalize on growth opportunities. The Advisors will seek companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability.

Exit Strategy

         The Advisors will seek to invest in companies that they believe will provide a steady stream of cash flow to repay loans and/or build equity value. With respect to its loans and debt securities, the Advisors expect that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, the Company's debt will be a key means by which it exits these investments over time. In addition, the Advisors will also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay the Company's investments through an initial public offering of common stock or another capital market transaction. With respect to its equity investments, the Advisors will look to repurchases by the portfolio company, public offerings and acquisitions.

Liquidation Value of Assets

         The prospective liquidation value of the assets, if any, collateralizing loans in which the Company invests will be an important factor in the Advisors' credit analysis. The Advisors will emphasize both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Due Diligence

         The Advisors will conduct diligence on prospective portfolio companies consistent with the approach utilized in the past by BlackRock and Kelso.

         Due diligence will typically include:

o    review of historical and prospective financial information;

o    review of public information;

o    on-site visits;

o interviews with management, employees, customers and vendors of the potential portfolio company;

o    review of financing documents and other material contracts;

o    background checks; and

o research relating to the company's management, industry, markets, products, services and competitors.

         Investment Structure. Once the Advisors have determined that a prospective portfolio company is suitable for investment, the Advisors will work with the management of that company and its other capital providers, including senior, junior, and equity capital providers, to structure an investment. The Advisors will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company's capital structure.

         The Advisors anticipate structuring mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that will provide us with significant current interest income. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loans. In some cases, the Company may enter into loans that, by their terms, convert into equity or additional debt securities or defer payments of cash interest for the first few years after investment. Due to the constraints that zero coupon, deferred interest and original issue discount features impose on portfolio management, the Company does not expect that these features will account for a material portion of the Company's total investment income when the Company is fully invested. Also, in some cases the Company's mezzanine loans will be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, the Company's mezzanine loans will have maturities of five to ten years. In the current environment, the Advisors will generally target a total return of 12% to 20%, including capital gains on equity components, for the Company's mezzanine loan investments.

         The Advisors anticipate investing a portion of the Company's assets in senior secured loans. The Advisors expect these senior secured loans to have terms of three to ten years and to in some cases provide for deferred interest in the first few years of the term of the loan. The collateral in support of the repayment of these loans may take the form of first or second priority liens on the assets or stock of the portfolio company. In the current environment the Advisors expect that the interest rate on the Company's senior secured loans generally will range between 2% and 10% over the London Interbank Offer Rate, or LIBOR.

         The Advisors will generally structure equity investments as common and preferred stock, including convertible preferred stock.

         The Advisors will tailor the terms of the Company's investment to the circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects the Company's rights and manages its risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, where the Advisors structure a debt investment, they will seek to limit the downside potential of the Company's investments by:

o requiring a total return on investment (including both interest and potential equity appreciation) that compensates the Company adequately for its credit risk;

o incorporating "put" rights and call protection into the investment structure; and

o negotiating covenants that afford the portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of the Company's capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

         The Company expects to hold most of its debt investments to maturity or repayment, but will sell investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if otherwise appropriate.

         The Company's mezzanine and secured loan investments may include equity features, such as warrants or options to buy a minority interest in the common stock of the portfolio company. Any warrants received with debt securities generally will require only a nominal cost to exercise, and thus, if a portfolio company appreciates in value, the Company may achieve additional investment return from this equity interest. The Advisors may structure the warrants to provide provisions protecting the Company's rights as a minority-interest holder, as well as puts, which are rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, the Company will also obtain registration rights in connection with these equity interests. The Company will seek to achieve additional investment return from the appreciation and sale of these warrants.

Managerial Assistance

         As a business development company, the Company will offer, and must provide upon request, managerial assistance to its portfolio companies. This assistance could involve, among other things, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance or exercising strategic or managerial influence over such companies. The Company may receive fees for these services. The Advisors will provide managerial assistance on the Company's behalf to those portfolio companies that request this assistance. Employees of Kelso Advisors and Kelso have experience providing managerial assistance to private operating companies like the Company's anticipated portfolio companies, and such assistance has tended to be related to board representation and to strategic and financing transactions. BlackRock has limited experience in providing significant managerial assistance of any sort, although the members of the investment committee include senior operating management of BlackRock who have extensive experience managing a global asset manager with over 1,000 employees worldwide. The Advisors will not receive any compensation from the portfolio companies for providing managerial assistance.

Ongoing Relationships with Portfolio Companies

         The Advisors will monitor the Company's portfolio companies on an ongoing basis. The Advisors will monitor the financial trends of each portfolio company to determine if it is meeting its business plans and to assess the appropriate course of action for each company.

         The Advisors have several methods of evaluating and monitoring the performance and fair value of the Company's investments, which may include, but are not limited to, the following:

o Assessment of success of the portfolio company in adhering to its business plan and compliance with covenants;

o Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

o    Comparisons to other companies in the industry;

o    Attendance at and participation in board meetings; and

o Review of monthly and quarterly financial statements and financial projections for portfolio companies.

Other Investments

         High Yield Bonds. The Company may invest in high yield bonds, i.e., income securities that are typically lower grade securities. The Company's investments in high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features as well as a broad range of maturities.

         Lower grade securities are securities that are rated below investment grade, such as those rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies ("S&P"), or securities comparably rated by other rating agencies, or unrated securities determined by the Advisor to be of comparable quality. Lower grade securities are commonly referred to as "junk bonds." Securities rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Securities rated BB and B by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Securities rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P are in default and the payment of interest and/or repayment of principal is in arrears.

         Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The retail secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Company to sell certain securities or could result in lower prices than those used in calculating the Company's net asset value.

         The prices of debt securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupon of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Company's relative share price volatility.

         Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

         The ratings of Moody's, S&P and any other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Advisors also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Company invests in lower grade securities that have not been rated by a rating agency, the Company's ability to achieve its investment objectives will be more dependent on the Advisors' credit analysis than would be the case when the Company invests in rated securities.

         Distressed Debt. The Company may invest in debt securities and other obligations of distressed companies. Investment in distressed debt is speculative and involves significant risk, including possible loss of the principal invested. Distressed debt obligations may be performing or non-performing and generally trade at prices substantially lower than lower grade securities of companies in similar industries. Investing in distressed debt is not a principal investment strategy of the Company.

         Equity Securities. The Company may also invest in equity securities, including common and preferred stocks of issuers selected through the Advisors' disciplined investment process.

                  Common Stock. Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Company. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Company has exposure. Common stock prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

                  Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Company determine not to pay dividends on such stock, the amount of dividends the Company pays may be adversely affected. There is no assurance that dividends or distributions on the traditional preferred securities in which the Company may invest will be declared or otherwise made payable.

                  The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the dividends received deduction. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Company's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Company would be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

         Foreign Securities. The Company may invest in foreign securities, which may include securities denominated in U.S. dollars or in foreign currencies or multinational currency units. The Company may invest in foreign securities of emerging market issuers, but investments in such securities are not expected to comprise more than 5% of the Company's total assets. The Company will consider a company to be a U.S. company and not a foreign company if it was organized in the U.S. and its primary business office is in the U.S. Foreign securities markets generally are not as developed or efficient as those in the United States. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

         The Company will also be subject to additional risks if it invests in foreign securities, including possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

         Since foreign securities may be purchased with and payable in foreign currencies, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

         Short-Term Debt Securities; Temporary Defensive Position. During the period in which the net proceeds of this offering of common shares are being invested, during periods in which the Advisors determine that they are temporarily unable to follow the Company's investment strategy or that it is impractical to do so or pending re-investment of proceeds received in connection with the sale of a portfolio security or the issuance of additional securities or borrowing money by the Company, all or any portion of the Company's assets may be invested in cash or cash equivalents. The Advisors' determination that they are temporarily unable to follow the Company's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Company's investment strategy is extremely limited or absent. In such a case, the market price of the common shares of the Company may be adversely affected and the Company may not pursue or achieve its investment objective.

         Derivatives. The Company may, but is not required to, use various derivatives described below to facilitate portfolio management, mitigate risks and generate total return. The use of derivatives is generally accepted under modern portfolio management theory and occurs regularly in the portfolios of many mutual funds, closed-end funds and other institutional investors. Although the Advisors will seek to use the practices to further the Company's investment objective, no assurance can be given that these practices will achieve this result.

         The Company may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity indices, and other financial instruments, purchase and sell financial futures contracts and options thereon and engage in swaps. The Company also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Derivatives." The Company generally seeks to use Derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Company's portfolio, protect the value of the Company's portfolio, facilitate the sale of certain securities for investment purposes, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Company may use Derivatives to enhance potential gain although the Company will commit variation margin for Derivatives that involve futures contracts only in accordance with the rules of the Commodity Futures Trading Commission.

         Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use Derivatives depends on the Advisors' ability to predict pertinent market movements, which cannot be assured. Thus, the use of Derivatives may result in losses greater than if they had not been used, may require the Company to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Company can realize on an investment, or may cause the Company to hold a security that it might otherwise sell. Additionally, amounts paid by the Company as premiums and cash or other assets held in margin accounts with respect to Derivatives are not otherwise available to the Company for investment purposes.

                           Management of the Company

Trustees and Officers

         The board of trustees is responsible for the overall management of the Company, including supervision of the duties performed by the Advisors. The officers of the Company assist the Advisors in conducting the Company's day-to-day operations. The officers are directly responsible to the Company's board of trustees which sets broad policies for the Company and chooses its officers. The following is a list of the trustees and officers of the Company and their present positions and principal occupations during the past five years. Trustees who are interested persons of the Company (as defined in the 1940 Act) are denoted by an asterisk (*). Trustees who are not interested persons of the Company (as defined in the 1940 Act) (the "Independent Trustees") are denoted without an asterisk. The business address of the board members and officers is 100 Bellevue Parkway, Wilmington, Delaware 19809, unless specified otherwise below.

TRUSTEES:

                                                                         Number of
                                                                         Portfolios
                             Term of                                      in Fund
                              Office                                      Complex
                              and                                       Overseen by
    Name, Address, Age      Length of    Principal Occupation During     Trustee or
     and Position(s)          Time        the Past Five Years and Other  Nominee for    Other Directorships Held by
   Held with Registrant      Served             Affiliations              Trustee                Trustee
-----------------------    ----------    -----------------------------  -------------   ----------------------------







_______________
* "Interested person" of the Company as defined in the 1940 Act. Mr. Maher is an interested person due to his employment with Kelso Advisors.

(1) After a trustee's initial term, each trustee is expected to serve a three-year term concurrent with the class of trustees for which he serves:

     - Messrs. ___________, as Class I trustees, are expected to stand for re-election at the Company's 2005 annual meeting of shareholders

     - Messrs. ___________, as Class II trustees, are expected to stand for re-election at the Company's 2006 annual meeting of shareholders

     - Messrs. ___________, as Class III trustees, are expected to stand for re-election at the Company's 2007 annual meeting of shareholders

(2) Each trustee has served in such capacity since the Company's inception.


              OFFICERS:                                                   Principal Occupation During the Past
             Name and Age                          Title                    Five Years and Other Affiliations
-----------------------------------   ----------------------------   --------------------------------------------





         Prior to this offering, all of the outstanding shares of the Company were owned by an affiliate of BlackRock Advisors.


                                    Dollar Range of Equity     Aggregate Dollar Range of Equity Securities in All
                                       Securities in the      Registered Investment Companies Overseen by Trustee
         Name of Trustee                  Company(*)            in Family of Registered Investment Companies(*)
------------------------------   --------------------------   ----------------------------------------------------





_______________
(*) As of _______, 2004. Figures are for the BlackRock Family of Registered closed-end Investment Companies as Kelso does not currently advise any registered investment company. The trustees do not own shares in the Company as the Company has not publicly offered any shares prior to this offering.

         The fees and expenses of the Independent Trustees of the Company are paid by the Company. The trustees who are members of the BlackRock or Kelso organizations receive no compensation from the Company. During the year ended December 31, 2003, the Independent Trustees/Directors earned the compensation set forth below in their capacities as trustees/directors of the funds in the BlackRock family of funds. It is estimated that the Independent Trustees would receive from the Company the amounts set forth below for the Company's calendar year ending December 31, 2004, assuming the Company was in existence for the full calendar year.



                                     Estimated Compensation   Total Compensation from the Company and Fund Complex
       Name of Board Member             from the Company                    Paid to Board Members(1)
-------------------------------------------------------------------------------------------------------------------





______________
(1) Estimates the total compensation to be earned by that person during the calendar year ending December 31, 2004 from the closed-end funds advised by BlackRock (the "BlackRock Fund Family").

(2) Of these amounts it is anticipated that Messrs. _______________ may defer __________________, respectively, pursuant to the BlackRock Fund Family's deferred compensation plan in the calendar year ending December 31, 2004.

(3) Of this amount, Messrs. ________________ are expected to defer __________________, respectively, pursuant to the BlackRock Fund Family's deferred compensation plan.

(4)  Includes compensation for service on the Audit Committee.

         Each Independent Trustee receives an annual fee calculated as follows:
[____________]

         The board of trustees of the Company currently has three committees: an Executive Committee, an Audit Committee and a Governance Committee.

         The Executive Committee consists of Messrs. , and acts in accordance with the powers permitted to such a committee under the Agreement and Declaration of Trust and the By-Laws of the Company. The Executive Committee, subject to the Company's Agreement and Declaration of Trust, By-Laws and applicable law, acts on behalf of the full board of trustees in the intervals between meetings of the board of trustees.

         The Audit Committee consists of Messrs._____________. The Audit Committee acts according to the Audit Committee charter. has been appointed as Chairman of the Audit Committee. The Audit Committee is responsible for reviewing and evaluating issues related to the accounting and financial reporting policies of the Company, overseeing the quality and objectivity of the Company's financial statements and the audit thereof and to act as a liaison between the board of trustees and the Company's independent accountants. The board of trustees of the Company has determined that the Company has ____ audit committee financial experts serving on its Audit Committee, ________, [both of whom are] independent for the purpose of the definition of audit committee financial expert as applicable to the Company.

         The Governance Committee consists of Messrs. ___________________. The Governance Committee acts in accordance with the Governance Committee charter. _____ has been appointed as Chairman of the Governance Committee. The Governance Committee consists of the Independent Trustees and performs those functions enumerated in the Governance Committee charter including, but not limited to, making nominations for the appointment or election of Independent Trustees, reviewing Independent Trustee compensation, retirement policies and personnel training policies and administering the provisions of the code of ethics applicable to the Independent Trustees.

         No Trustee who is not an interested person of the Company owns beneficially or of record any security of the Advisors or any person (other than a registered investment company or portfolio company) directly or indirectly controlling, controlled by or under common control with the Advisors.

         As the Company has no history of operations, no meetings of the above committees have been held in the current fiscal year, except that the Governance Committee has acted by written consent to form the Audit Committee which, in turn, met in connection with the organization of the Company to select the Company's independent auditor.

Investment Advisors

         BlackRock Advisors, Inc. ("BlackRock Advisors") and Kelso Advisors, LLC ("Kelso Advisors") will serve as the Company's investment advisors. In addition, BlackRock Financial Management or another subsidiary of BlackRock will act as sub-advisor to BlackRock Advisors and will receive from BlackRock Advisors 38% of BlackRock Advisors' share of the Management Fee and Performance Fees. BlackRock Advisors and the Sub-Advisor are existing investment advisers registered as such under the Advisers Act. Kelso Advisors is newly formed and is registered as an investment advisor under the Advisers Act. Subject to the overall supervision of the board of trustees, the Advisors will manage the day-to-day operations of, and provide investment advisory and management services to, the Company. Under the terms of their investment management agreements, through their representatives on the investment committee and the operating sub-committee and the services each of them will provide to the Company, the investment committee and the operating sub-committee, the Advisors will:

o determine the composition of the Company's portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;

o identify, evaluate and negotiate the structure of the investments the Company makes (including performing due diligence on prospective portfolio companies);

o close, monitor and administer the investments the Company makes including the exercise of voting and consent rights; and

o provide managerial assistance to those portfolio companies that request it.

         The Advisors' services under the investment management agreements are not exclusive, and they are free to furnish similar services to other entities so long as their services to the Company are not impaired.

         BlackRock. BlackRock Advisors, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Financial Management, located at 40 East 52nd Street, New York, New York 10022, are wholly-owned subsidiaries of BlackRock, Inc., which is one of the largest publicly traded investment management firms in the United States with approximately $321 billion of assets under management as of March 31, 2004. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BlackRock Funds(TM) and BlackRock Liquidity Funds(TM). In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions(R) name. As of March 31, 2004, BlackRock provides risk management services to portfolios with aggregate assets in excess of $2.5 trillion.

         The BlackRock organization has over 15 years of experience managing closed-end products and, as of March 31, 2004, advised a closed-end family of 50 funds registered under the 1940 Act with approximately $15 billion in assets, and 6 unregistered high yield funds with approximately $2.8 billion in assets. These funds and other accounts include $8.2 billion in high-yield, bank loan and mezzanine investments. Clients are served from the company's headquarters in New York City, as well as offices in Wilmington, San Francisco, Boston, Edinburgh, Tokyo and Hong Kong. BlackRock, Inc. is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

         BlackRock was founded in 1988 on the belief that experienced investment professionals using a disciplined investment process and highly sophisticated analytical tools will consistently add value to clients' portfolios. Accordingly, BlackRock has assembled a team of investment professionals with expertise in fixed income, liquidity, equity and alternative asset classes, and continues to make extensive investments in internal technology and analytics.

         BlackRock applies a team approach to portfolio management, rather than a star system, and no portfolio is managed exclusively by any single portfolio manager. BlackRock believes that this approach offers substantial benefits over one that is dependent on the investment expertise of only one or two people. BlackRock's resources include over 279 professionals dedicated to the management of $227 billion in fixed income assets under management as of March 31, 2004.

         BlackRock's high yield and bank loan management is subject to the same discipline, oversight, and investment philosophy as are all its fixed income strategies. BlackRock employs a team-oriented approach with close communication between portfolio management and credit research to focus on idea generation and portfolio surveillance. BlackRock's emphasis on independent fundamental research of securities and sectors allows it to uncover relative value and provide ample diversification of risk. BlackRock's high yield and bank loan research effort is strengthened by its network of communication among analysts, not only across the credit spectrum but also across asset classes. BlackRock seeks to capture market inefficiencies and anticipate opportunities by leveraging this global research platform. Consistent with this style, BlackRock assesses return per unit of risk in order to achieve the investment objective, which for high yield, bank loans and all fixed income products, is to provide consistent and optimal risk-adjusted returns.

         BlackRock's investment strategy seeks to add value through security selection and industry/sector rotation. BlackRock emphasizes independent fundamental credit analysis with respect to issuer selection, while employing analytical techniques to limit overall portfolio risk. BlackRock's disciplined credit review process focuses on a thorough analysis of the underlying issuer's creditworthiness and a relative value comparison that details the merits of each investment. Once an investment decision is made, BlackRock applies the same discipline to the ongoing surveillance of all investments. This investment selection and surveillance process, utilizing BlackRock's team approach to investment decision-making, ensures that all investments benefit from the combined experience of the high yield and bank loan team.

         BlackRock's investment philosophy is, and will continue to be, successful because of its strong emphasis on independent fundamental research of individual securities and industries, which can uncover relative value, and provides ample diversification of risk. BlackRock actively rotates among capital structures and between individual issuers and industries based on relative value consideration. BlackRock's record of reliable outperformance versus relevant benchmarks has demonstrated the long-term success of the consistent application of their philosophy and process.

         Kelso. The Company, through its advisor, Kelso Advisors, will have access to the investment professionals, analytical capabilities and support personnel of Kelso & Company, L.P. ("Kelso").

         Kelso Advisors is a newly formed affiliate of Kelso. It is registered with the SEC as an investment adviser and is controlled by ______. Its address is 320 Park Avenue, New York, New York 10022, (212) 751-3939.

          Kelso is a leading private equity firm. Since 1980, Kelso has invested over $3.0 billion of private equity capital in a broad range of companies, aggregating over $18.8 billion in initial enterprise value. In addition, Kelso provides advice to BlackRock with respect to BlackRock's high yield businesses generally and as to certain other activities, and acts as mezzanine and special situations advisor for a private investment fund managed by BlackRock.

         Kelso's principals have had an average tenure of more than fifteen years at Kelso and its senior transaction professionals have worked together for more than ten years. Kelso's investment team has experienced only one instance of turnover in more than ten years, with no turnover at the principal level. Kelso's investment professionals have invested over $300 million with Kelso's investment partnerships, making them Kelso's largest investor.

         Kelso was organized in 1971 as an advisory firm that specialized in working on behalf of management and employee groups to arrange acquisitions and equity investments structured with Employee Stock Ownership Plans ("ESOPs"). In 1980, Kelso formed its first investment partnership and commenced its transition to becoming a principal private equity investor. Consistent with its historical focus, Kelso frequently implemented ESOPs in connection with its early principal investing activities. However, by the mid-1980's, as a result of tax law changes and evolving financial markets which reduced the benefits of ESOPs, the firm's transaction structuring changed to include other forms of management and employee equity participation. Kelso and the investment partnerships that it manages make investments in companies where key managers make significant personal investments and works in partnership with management teams to create value for investors. As a result of this approach, Kelso has built a broad and loyal network of operating executives and a reputation as an attractive partner for management groups seeking sponsors for management buyouts.

         Over the past 24 years, Kelso has made 76 private equity investments totaling over $3.0 billion through six investment partnerships, spanning multiple business cycles and widely varying conditions in the debt and equity markets. Most of these investments have been made in middle-market companies. The firm has consistently realized attractive returns on its portfolio investments, with significant multiples over its cost basis. Kelso's principals have an average tenure of over fifteen years at the firm. Kelso has structured and placed on behalf of its portfolio companies nearly $400 million in mezzanine loans.

         The Company expects that Kelso, which is affiliated with Kelso Advisors but has no fiduciary or contractual duty to the Company, will be a source of investment opportunities. However, investors should be aware that Kelso is subject to the terms and conditions of the agreements governing the private investment partnerships managed by Kelso, which include restrictions on the non-Kelso fund activities of Kelso and its principals. Kelso's primary obligation is to manage its investment partnerships. For example, these agreements generally require that Kelso and certain of its principals, including Messrs. Nickell, Matelich and Goldberg (who serve on the Company's investment committee), devote substantially all of its and their business time and efforts to the private investment partnerships managed by Kelso. Kelso Advisors is not subject to these restrictions. In addition, these agreements require that any investment opportunities presented to Kelso that are appropriate to such partnerships be offered to the partnerships. Therefore, although the investment opportunities appropriate for the Company will generally not be of the type that would be appropriate for the private investment partnerships managed by Kelso, if Kelso is presented with any opportunities that are appropriate for both the Company and such partnerships, Kelso would be obligated to offer the opportunities first to such partnerships and not to the Company. This may limit the extent to which Kelso (but not Kelso Advisors) will be a source of investment transactions for the Company.

The Investment Committee

         The following persons initially will serve on the Investment
Committee:

         James R. Maher, Chairman of the Board, President and Chief Executive Officer of the Company and Managing Director of Kelso Advisors. Mr. Maher was, from 2001 until June 2004, a Partner at Park Avenue Equity Partners, L.P. Park Avenue Equity Partners is a private equity fund specializing in middle-market management buyouts and growth capital investments. Prior to joining Park Avenue Equity Partners, Mr. Maher was President of MacAndrews & Forbes Holdings Inc., a diversified holding company with interests primarily in consumer products and financial services companies. Mr. Maher served as Chairman of Laboratory Corporation of America Holdings ("LabCorp"), a large clinical laboratory company, after serving as President and Chief Executive Officer of National Health Laboratories, LabCorp's predecessor, from 1992 to 1995. Prior to joining National Health Laboratories, Mr. Maher was Vice Chairman and a member of the Operating Committee of The First Boston Corporation, an international investment-banking firm. He served on the Group Executive Committee of CS First Boston, Inc., where he was responsible for the global oversight and coordination of merger and acquisition activities, as well as the Investment Committee. He was also Head of the Investment Banking Group for more than four years. He joined First Boston in 1976 and was named a Managing Director in 1982. Mr. Maher serves as a Director of Panavision, Inc., HCI Direct, Inc. and the Phoenix House Foundation, a non-profit drug abuse treatment foundation. He is also a Trustee of Prep for Prep, an organization that assists intellectually gifted public school students from minority group backgrounds, and prepares them for placement in independent schools. He has served as a Trustee of the Brearley School and on the Boards of a number of public companies. Mr. Maher received a Master's in Business Administration from Columbia University in 1976 and an undergraduate degree from Boston College in 1971.

         Laurence D. Fink, Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock's predecessor entities since 1988. Mr. Fink is also the chairman of BlackRock's management committee and a member of the investment committee and the investment strategy group. He is also president and a trustee of the BlackRock Funds, a director of several of BlackRock's offshore funds and alternative investment vehicles, and chairman of the boards of Nomura BlackRock Asset Management Co., Ltd. and Anthracite Capital, Inc. Mr. Fink is also a member of the board of executives of the New York Stock Exchange, Inc.

         Frank T. Nickell, President and Chief Executive Officer, Kelso & Company. Frank T. Nickell has been involved with private equity investing since joining the firm in 1977. Prior joining to Kelso, he spent six years with A. M. Pullen & Co., independent public accountants. Mr. Nickell is a Certified Public Accountant and is a member of the American Institute of Certified Public Accountants. He received a B.S. in Business Administration and Accounting from the University of North Carolina at Chapel Hill. Mr. Nickell is a director of The Bear Stearns Companies Inc., BlackRock, Inc. and Earle M. Jorgensen Company. He is also member of The Board of Visitors of the University of North Carolina and a Trustee of the NYU Hospitals Center.

         George E. Matelich, Managing Director, Kelso & Company. Mr. Matelich joined Kelso in 1985. He spent the preceding two years in the Mergers and Acquisitions and Corporate Finance Departments at Lehman Brothers Kuhn Loeb, where his responsibilities included analysis, evaluation and financing of leveraged buyouts and the refinancing of more mature buyout companies. Mr. Matelich spent two years as a Consultant with Ernst & Whinney. He is a Certified Public Accountant and holds a Certificate in Management Consulting. Mr. Matelich received an M.B.A. (Finance and Business Policy) from the Stanford Graduate School of Business. He is a director of FairPoint Communications, Inc., Capital Environmental Resource, Inc. and Optigas, Inc. Mr. Matelich is also a Trustee of the University of Puget Sound.

         Michael B. Goldberg, Managing Director, Kelso & Company. Mr. Goldberg joined Kelso in 1991. Prior to joining the firm, he spent two years as a Managing Director and Co-head of the Mergers and Acquisitions Department at The First Boston Corporation. From 1978 to 1997, Mr. Goldberg practiced corporate law in the Mergers and Acquisitions Department of Skadden, Arps, Slate, Meagher & Flom, becoming a partner in 1980. He was an Associate at Cravath, Swaine & Moore from 1972 to 1977. Mr. Goldberg received a B.S. in Business Administration (Finance) with high honors from the University of Florida and a J.D. from the University of Virginia, where he was a member of the Order of the Coif and the Law Review. Mr. Goldberg is a director of Consolidated Vision Group, Inc., Endo Pharmaceuticals, Inc., Hilite International, Inc., HCI Direct, Inc. and Optigas, Inc. He also serves as a member of the Wilson Council of the Woodrow International Center for Scholars.

         Michael B. Lazar, Managing Director, Kelso & Company and Kelso Advisors. Mr. Lazar joined Kelso in 1993 and has been involved in the firm's private-equity transactions since that time. Prior to joining the firm, Mr. Lazar worked in the Acquisition Finance Group at Chemical Securities, Inc. (predecessor to J.P. Morgan Securities Inc.) where his responsibilities included working with financial sponsors on the analysis, evaluation and financing of leveraged buyouts. Mr. Lazar started his career in the Corporate Finance and Structured Finance Groups at Chemical Bank as an Investment Banking Analyst focused on financings for leveraged companies. He received a B.A., cum laude, from Dartmouth College. Mr. Lazar is a director of Endurance Business Media, Inc. and Waste Services, Inc.

         Ralph L. Schlosstein, President of BlackRock since its formation in 1998 and of BlackRock's predecessor entities since 1988. Mr. Schlosstein is also a member of BlackRock's management committee, investment committee, and the investment strategy group. Mr. Schlosstein is Chairman of the boards of BlackRock's closed-end investment companies, Chairman and President of the BlackRock Liquidity Funds, a director and officer of several of BlackRock's alternative investment vehicles, and a director of Anthracite Capital, Inc.

         Robert S. Kapito, Vice Chairman of BlackRock since its formation in 1998 and of BlackRock's predecessor entities since 1988. Mr. Kapito is a member of BlackRock's management committee, investment strategy group, fixed income and global equity operating committees, and the equity investment strategy group. Mr. Kapito also serves as President and a member of the boards of BlackRock's closed-end investment companies.

         Keith Anderson, Managing Director of BlackRock, Chief Investment Officer for Fixed Income at BlackRock. Mr. Anderson is a member of BlackRock's Management Committee, co-head of the Fixed Income Operating Committee and Chairman of the Investment Strategy Group. Mr. Anderson is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock's team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors worldwide. Mr. Anderson is a member of the Treasury Borrowing Advisory Committee, which meets quarterly in Washington, D.C. with the Secretary and Staff of the U.S. Treasury to advise on the financing and management of the Federal debt. Prior to founding BlackRock in 1988, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Anderson joined First Boston in 1987 as a mortgage securities and derivative products strategist working with institutional money managers. From 1983 to 1987, Mr. Anderson was a Vice President and portfolio manager at Criterion Investment Management Company where he had primary responsibility for managing a $2.8 billion fixed income portfolio. Mr. Anderson has authored numerous articles on fixed income strategies, including two articles in The Handbook of Fixed Income Options:
"Scenario Analysis and the Use of Options in Total Return Portfolio Management" and "Measuring, Interpreting, and Applying Volatility within the Fixed Income Market". Mr. Anderson currently serves as Chairman of Family Dynamics, a non-profit organization focusing on the prevention of child abuse. Mr. Anderson earned a B.S. degree in Economics and Finance from Nichols College in 1981, and an M.B.A. degree in Business Administration from Rice University in 1983.

         Jeff Gary, Managing Director and portfolio manager of BlackRock, head of the high yield team at BlackRock. He is a member of the Investment Strategy Group and Credit Committee. Prior to joining BlackRock in 2003, Mr. Gary was a Managing Director and portfolio manager with American General Investment Group ("AIG"). At the time of his departure, AIG managed approximately $12 billion in separate account, proprietary, mutual fund, and CBO high yield portfolios. From 1996 to 1998, Mr. Gary was a Managing Director and portfolio manager with Koch Capital Services, where he established and led the Securities Trading Group for proprietary trading in high yield, distressed and equity securities. He was also involved in implementing risk management and trading services. From 1993 to 1996, he was a senior analyst on the high yield/distressed team at Cargill Financial Services Group. Mr. Gary was with Mesirow Financial, Inc. from 1988 to 1992, most recently as a Vice President in corporate finance. Earlier in his career, Mr. Gary was associated with Citicorp as a Manager in the Global Payment Products Division, and with Price Waterhouse as an audit senior. Mr. Gary earned a B.S. degree in accounting from Pennsylvania State University in 1984, and an M.M. degree in Finance, Marketing and International Business from the J.L. Kellogg Graduate School of Management at Northwestern University in 1991.

         Mark J. Williams, Managing Director and portfolio manager/loan originator of BlackRock, is head of the bank loan team at BlackRock. He is a member of the Fixed Income Operating Committee and the Investment Strategy Group. His primary responsibility is originating and evaluating bank loan investments for the firm's collateralized bond obligations. He is also involved in the evaluation and sourcing of mezzanine investments. Prior to joining BlackRock in 1998, Mr. Williams spent eight years with PNC Bank's New York office and was a founding member of the bank's Leveraged Finance Group. In that capacity he was responsible for structuring proprietary middle market leveraged deals and sourcing and evaluating broadly syndicated leveraged loans in the primary and secondary markets for PNC Bank's investment portfolio. Mr. Williams has developed extensive contacts over the years working with private equity sponsors and major loan syndication groups. From 1984 until 1990, Mr. Williams worked in PNC Bank's Philadelphia office in a variety of marketing and corporate finance positions. Mr. Williams earned a B.A. degree in Economics from Franklin & Marshall College in 1983.

         Sacha M. Bacro, Director of BlackRock's Structured Products and CDO businesses and product manager for BlackRock's Real Estate Group. In this role, Mr. Bacro is responsible for evaluating, structuring and marketing new securitized transactions and real estate product offerings. Mr. Bacro is a member of the Magnetite Investment Committee, which oversees risk in BlackRock's high yield CDOs, the Real Estate Investment Committee, and the Alternatives Operating Committee. Mr. Bacro has been directly involved in the development of BlackRock's CDO business since its inception at the firm in 1998. Previously, Mr. Bacro was a co-founder and served as head of product development and investment management and a member of the management committee at Nomura BlackRock Asset Management Co., Ltd. ("NBAM"), BlackRock's Tokyo-based joint venture, from 1999 until 2002, and as a member of the Board of Directors of NBAM from 2002 to 2004. Mr. Bacro also served as a Board Member of BlackRock Japan Co., Ltd., from its inception in 2002 to 2004. Mr. Bacro joined BlackRock in 1995 as an account manager for institutional clients in the United States and internationally. He began his investment career with Eagle Asset Management where he developed quantitative models for the firm's new institutional equity products. Mr. Bacro earned a B.A. degree in Mathematics and Economics from Bowdoin College in 1994.

         Robert C. Grien, Managing Director and Chief Credit Officer of Kelso Advisors. Prior to joining Kelso Advisors, Mr. Grien was a Managing Director at Credit Suisse First Boston and Donaldson Lufkin & Jenrette ("DLJ"), which he joined in 1989. Shortly after joining DLJ, he began working at the DLJ Bridge Fund, where he remained for seven years. Mr. Grien was named Chief Credit Officer of DLJ's Investment Banking Group in 1997 with responsibility for the credit analysis of, and for coordinating the capital commitment approval process for, all leveraged transactions including bridge loan commitments and leveraged loan commitments. In 1998, Mr. Grien became the Chief Credit Officer of DLJ's High Yield/Leveraged Finance Group. In 2000, Mr. Grien was named Chief Credit Officer of both the Investment Banking and High Yield/Leveraged Finance Groups. Prior to his affiliation with Kelso, he was a Managing Director and member of the Investment Committee of DLJ Strategic Partners, L.P., a $832 million fund dedicated to purchasing limited partnership interests in buyout, mezzanine, real estate and venture capital funds in the secondary market. Mr. Grien received a B.A. in Political Science from Tulane University and an M.B.A. with beta gamma sigma honors from Columbia Business School.

Investment Management Agreements

         The Company will pay the Advisors for their services a fee consisting of two components -- a base management fee and an incentive fee. BlackRock Advisors will get ___% of the fees and Kelso Advisors will get _% of the fees.

         The base management fee will be calculated at an annual rate of 2.00% of gross assets and will be paid quarterly in arrears based on the asset valuation for the prior quarter or, prior to the Company's first valuation, its assets upon completion of this offering. For this purpose, "gross assets" means all of the assets owned by the Company, including any assets financed using leverage. Base management fees for any partial quarter will be appropriately pro rated.

         The incentive fee will have two parts. The first part will be calculated and payable quarterly in arrears based on pre-incentive fee net investment income for the immediately preceding calendar quarter. To the extent not distributed to shareholders, the assets resulting from the income used to determine this part of the incentive fee are also included in the amount of gross assets used to calculate the 2% base management fee. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees and fees for providing significant managerial assistance) earned during the calendar quarter, minus our operating expenses for the quarter (including the base management fee and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income does not include any net realized capital gains. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company's net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of __% per quarter (__% annualized). The Company will pay the Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

o no incentive fee in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate;

o 100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than ___% in any calendar quarter (___% annualized); and

o 20% of the amount of pre-incentive fee net investment income, if any, that exceeds ____% in any calendar quarter (___% annualized).

         This fee is structured to provide the Advisors with an incentive fee of 20% of all our pre-incentive fee net investment income as if a hurdle rate did not apply if our net investment income exceeds the hurdle rate in any calendar quarter, as opposed to an incentive fee of 20% only on that portion of our pre-incentive fee net investment income above the hurdle rate. The provision which effectuates this difference is known as a "catch-up" provision.

         These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the applicable quarter.

           Because the 20% of net investment income component of the incentive fees operates independently of any realized or unrealized gains or losses, it is possible that the Company could be required to pay the Advisors an incentive fee in respect of pre-incentive fee net investment income in respect of a quarter during which the net asset value of the Company's portfolio declines due to realized or unrealized net capital losses during such quarter.

         The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2004, and will equal 20.0% of net realized capital gains during the calendar year less any unrealized capital losses during the year.

Examples of Quarterly Incentive Fee Calculation.

         Example 1:  Income Related Portion of Incentive Fee(*):

         Alternative 1

         Assumptions

         Investment income (including interest, dividends, fees, etc.) = ___% Hurdle rate (1) = ___%
         Management fee(2) = 0.50%

         Other expenses (legal, accounting, custodian, transfer agent, etc.)
(3) = % Pre-incentive fee net investment income.

         (investment income - (management fee + other expenses)) = % Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

         Alternative 2

         Assumptions

         Investment income (including interest, dividends, fees, etc.) = ___% Hurdle rate (1) = ___%
         Management fee(2) = 0.50%

         Other expenses (legal, accounting, custodian, transfer agent, etc.)
(3) = %

         Pre-incentive fee net investment income.

         (investment income - (management fee + other expenses)) = ___% Incentive fee = 20% x pre-incentive fee net investment income, subject to "catch-up"(4)

         = ___% - ___%
         = ___%
         = ___% x ___%
         = ___%

         Alternative 3

         Assumptions

         Investment income (including interest, dividends, fees, etc.) = ___% Hurdle rate (1) = ___%
         Management fee(2) = 0.50%

         Other expenses (legal, accounting, custodian, transfer agent, etc.)
(3) = %

         Pre-incentive fee net investment income.

         (investment income - (management fee + other expenses)) = ___% Incentive fee = 20% x pre-incentive fee net investment income, subject to "catch-up"(4)

         Incentive fee = 100% x "catch-up" + (20% x (pre-incentive fee net investment income - ___%))

         Catch-up = ___% - ___%
         = ___%

         Incentive fee = (100% x ___%) + (20%) x (___% - ___%))

         = ___% + (20% x ___%)
         = ___% + ___%
         = ___%

(1)  Represents ___% annualized hurdle rate.

(2)  Represents 2.0% annualized management fee.

(3)  Excludes organizational and offering expenses.

(4) The "catch-up" provision is intended to provide the Advisors with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds the hurdle rate in any calendar quarter.

         Example 2:  Capital Gains Portion of Incentive Fee(*):

         Assumptions

         Year 1 = no net realized capital gains or losses

         Year 2 = 6% net realized capital gains and 1% realized capital losses and unrealized capital depreciation

         Capital gain incentive fee = 20% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

         Year 1 incentive fee = 20% x (0)
         = 0
         = no incentive fee

         Year 2 incentive fee = 20% x (6% - 1%) = 20% x 5%
         = 1%

         All investment professionals and staff of the Advisors, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Advisors. The Company will bear all other costs and expenses of its operations and transactions, including those relating to: its organization and this offering; calculation of net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by the Advisors payable to third parties in monitoring our investments and performing due diligence on prospective portfolio companies; interest payable on debt, if any, incurred to finance investment; future offerings of common shares and other securities, if any; investment advisory and management fees; administrative fees payable under the administration agreement; fees payable to third parties relating to, or associated with, making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent trustee fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to shareholders, including printing costs; the Company's allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; indemnification payments, direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by the Company in connection with administering its business, such as the allocable portion of overhead under the administration agreement, including rent and the allocable portion of the cost of the chief compliance officer and chief financial officer and their respective staffs and other employees of BlackRock that devote substantial attention to administration of the Company.

         The investment management agreements and the sub-investment advisory agreement provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations thereunder, the Advisors and Sub-Advisor are not liable to the Company or any of the Company's shareholders for any act or omission by them or their employees in the supervision or management of their respective investment activities or for any loss sustained by the Company or the Company's shareholders, and provide for indemnification by the Company of their members, directors, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to the Company, subject to certain limitations and conditions.

         The investment management agreements and the sub-investment advisory agreement were approved by the Company's board of trustees at an in-person meeting of the board of trustees held on ________, 2004, including a majority of the trustees who are not parties to the agreements or interested persons of any such party (as such term is defined in the 1940 Act.)

         In approving these agreements, the board of trustees considered, among other things, (i) the investment objective and policies of the Company, (ii) the teams of investment advisory personnel assigned to the Company, (iii) the nature, allocation and anticipated quality of the services to be provided to the Company by the Advisors and Sub-Advisor, (iv) the Company's fee and expense data as compared to various benchmarks and a peer group of business development companies and private investment funds with similar investment strategies as the Company, (v) the Advisors' and Sub-Advisor's expected profitability with respect to the management of the Company, (vi) the organizational capability and financial condition of the Advisors, the Sub-Advisor and their affiliates and (vii) the direct and indirect benefits to the Advisors and Sub-Advisor from their relationships with the Company.

         During its deliberations, the board of trustees focused on the experience, resources and strengths of the Advisors and Sub-Advisor in managing investment companies and private investment funds. The board of trustees also focused on the quality of the compliance and administrative staff at BlackRock. The board of trustees also focused on the Company's base and incentive advisory fee rate and anticipated expense ratios as compared to those of comparable business development companies and private funds identified by the Advisors.

         Based on the information reviewed and discussions held with respect to each of the foregoing items, the board of trustees, including a majority of the non-interested trustees, concluded that it was satisfied with the nature and quality of the services to be provided by the Advisors and Sub-Advisor to the Company and that the advisory fee rate and split among themselves was reasonable in relation to such services. The non-interested trustees were represented by independent counsel who assisted them in their deliberations.

         The investment management agreements and the sub-investment advisory agreement were approved by the sole common shareholder of the Company as of , 2004. The investment management agreements will continue in effect for a period of two years from their effective date, and if not sooner terminated, will continue in effect for successive periods of twelve months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Company's board of trustees or the vote of a majority of the outstanding voting securities of the Company (as such term is defined in the 1940 Act) and (2) the vote of a majority of the trustees who are not parties to the investment management agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreements may be terminated as a whole at any time by the Company, without the payment of any penalty, upon the vote of a majority of the Company's board of trustees or a majority of the outstanding voting securities of the Company or by the Advisor that is a party to such agreement, on 60 days' written notice by either party to the other which can be waived by the non-terminating party. Any of the investment management agreements will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

         The sub-investment advisory agreement was approved by the sole common shareholder of the Company as of , 2004. The sub-investment advisory agreement will continue in effect for a period of two years from its effective date, and, if not sooner terminated, will continue in effect for successive periods of twelve months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of the Company's board of trustees or the vote of a majority of the outstanding voting securities of the Company (as defined in the 1940 Act) and (2) the vote of a majority of the trustees who are not parties to such agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The sub-investment advisory agreement may be terminated as a whole at any time by the Company without the payment of any penalty, upon the vote of a majority of the Company's board of trustees or a majority of the outstanding voting securities of the Company, or by BlackRock Advisors or the Sub-Advisor, on 60 days' written notice by either party to the other. The sub-investment advisory agreement will also terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

Administration Agreement

         Pursuant to a separate administration agreement, BlackRock _______ will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, BlackRock _______ also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain, monitoring portfolio and regulatory compliance matters and preparing reports to our shareholders and reports filed with the SEC. In addition, BlackRock ______ will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our shareholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our allocable portion of BlackRock _______ overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

                                Net Asset Value

         The net asset value of the common shares of the Company will be computed based upon the value of the Company's portfolio securities and other assets. Net asset value per common share will be determined as of the end of each calendar quarter and within 48 hours (exclusive of Sundays and holidays) prior to pricing the sale of any common shares of the Company other than at a substantial premium over net asset value per share. The Company calculates net asset value per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Company (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of common shares of the Company.

         The Company values readily marketable securities primarily by using market quotations. Short-term debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less may be valued at cost adjusted for amortization of premiums and accretion of discounts. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Company's board of trustees. We do not expect that our private loans generally will be valued above cost, but will be subject to fair value write-downs when the asset is considered impaired. With respect to private equity securities, each investment will be valued using the most relevant information available, which may include securities of similarly performing companies, analysis of the companies' profitability, transactions in such securities or similar securities, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities, appraisals, cost or other relevant factors. Because the Company expects that there will not be a readily available market value for most of the investments in its portfolio, the Company expects to value substantially all of its portfolio investments at fair value as determined in good faith by the Company's board of trustees as described above.

         Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to the Company's financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in the Company's valuations, on our financial statements.

         The following is a description of the steps the Company will take each time it determines its net asset value in order to determine the value of its illiquid securities for which market quotations are not readily available.

o The valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

o Preliminary valuation conclusions will then be documented and discussed with the Advisors' senior management;

o An independent valuation firm engaged by the trustees will review these preliminary valuations;

o The valuation committee of the board of trustees will comment on the preliminary valuation and the Advisors and independent valuation firm will respond and supplement the preliminary valuation based upon those comments; and

o The valuation committee of the board of trustees will discuss valuations and will determine the fair value of each investment in the portfolio in good faith based on the input of the Advisors and the independent valuation firm.

                                 Distributions

         The Company intends to distribute each quarter to shareholders, beginning approximately 90 to 180 days after the closing of this offering, substantially all of its net investment income and net short-term capital gains. Although the Company intends to also distribute at least annually substantially all of its net long-term capital gains, it reserves the right to retain such gains for reinvestment.

                                 Capitalization

                                                                                 As of ____, 2004
                                                                            --------------------------
                                                                              Actual     As Adjusted(1)
                                                                            ---------   --------------
                                                                              (Amounts in thousands)
ASSETS:
       Cash                                                                  $          $
                                                                             ----------  --------------
       Total assets                                                          $          $
                                                                             ==========  ==============
SHAREHOLDERS' EQUITY:
       Common shares, par value $0.001 per share; unlimited
       common shares authorized, ____ common shares outstanding,
       actual; ____ common shares outstanding, as adjusted                   $          $
       Capital in excess of par value                                        $          $
                                                                             ----------  --------------
TOTAL SHAREHOLDERS' EQUITY                                                   $          $
                                                                             ==========  ==============

__________________


(1)  Does not include the underwriter's over-allotment option of _____ shares.


                           Dividend Reinvestment Plan

         Unless the registered owner of your common shares elects to receive cash by contacting _____________ (the "Plan Agent"), agent for shareholders in administering the Company's Dividend Reinvestment Plan (the "Plan"), all dividends declared for your common shares of the Company will be automatically reinvested by the Plan Agent in additional common shares of the Company. If the registered owner of your common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by _____________, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting _____________, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Company for you. If you wish for all dividends declared on your common shares of the Company to be automatically reinvested pursuant to the Plan, please contact your broker.

         The Plan Agent will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Company declares a dividend or other distribution (together, a "dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Company ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on _____________ or elsewhere.

         If, on the payment date for any dividend, the market price per common share plus estimated brokerage commissions is greater than the net asset value per common share (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued common shares, including fractions, on behalf of the participants. The number of newly issued common shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

         If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

         In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the common shares trade on an "ex-dividend" basis or 120 days after the payment date for such dividend, whichever is sooner (the "last purchase date"), to invest the dividend amount in common shares acquired in open-market purchases. It is contemplated that the Company will pay quarterly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the "ex-dividend" date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued common shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued common shares at the net asset value per common share at the close of business on the last purchase date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date.

         The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

         In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

         There will be no brokerage charges with respect to common shares issued directly by the Company. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. See "Tax Matters." Participants that request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and a $.15 per share sold brokerage commission.

         The Company reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Company reserves the right to amend the Plan to include a service charge payable by the participants.

         All correspondence concerning the Plan should be directed to the Plan Agent at________________.

                             Description of Shares

Common Shares

         The Company is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of April 15, 2004. The Company is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the trustees shall have the power to cause shareholders to pay expenses of the Company by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of common shares owned by each respective shareholder. All common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Company will send annual and semi-annual reports, including financial statements, to all holders of its common shares.

         The Company has no present intention of offering any additional shares. Any additional offerings of shares will require approval by the Company's board of trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Company's outstanding voting securities.

         The Company's common shares are expected to be listed on the New York Stock Exchange under the symbol " ." Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and organizational expenses and offering costs paid by the Company. See "Use of Proceeds."

Preferred Shares

         The Agreement and Declaration of Trust provides that the Company's board of trustees may authorize and issue preferred shares (the "Preferred Shares") with rights as determined by the board of trustees, by action of the board of trustees without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any Preferred Shares that might be issued. Whenever Preferred Shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Company unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Preferred Shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Company.

         Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two trustees at all times. The remaining trustees will be elected by holders of common shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the trustees of the Company at any time two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. As a result of these voting rights, the Company's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The board of trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of Preferred Shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

         The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

         Redemption, Purchase and Sale of Preferred Shares by the Company. The terms of any Preferred Shares would typically provide that (1) they are redeemable by the Company in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Company may tender for or purchase Preferred Shares and (3) the Company may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Company will reduce the leverage applicable to the common shares, while any resale of shares by the Company will increase that leverage.

         The discussion above describes the possible offering of Preferred Shares by the Company. If the board of trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Company's Agreement and Declaration of Trust. The board of trustees, without the approval of the holders of common shares, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

         The Company may apply for ratings for any Preferred Shares from Moody's, S&P or Fitch Ratings ("Fitch"). In order to obtain and maintain the required ratings, the Company will be required to comply with investment quality, diversification and other guidelines established by Moody's and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. The Company does not anticipate that such guidelines would have a material adverse effect on the Company's holders of common shares or its ability to achieve its investment objective. The Company anticipates that any Preferred Shares that it issues would be initially given the highest ratings by Moody's ("Aaa") or by S&P ("AAA"), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by the Company. Moody's and S&P receive fees in connection with their ratings issuances.

         Under the 1940 Act, the Company is not permitted to issue senior securities unless after such issuance the value of the Company's total assets, less certain ordinary course liabilities, is at least 200% of the amount of any debt outstanding and 200% of the liquidation preference of any preferred stock outstanding. In addition, the Company is not permitted to declare any cash distributions on its common shares unless, at the time of such declaration, the value of the Company's total assets is at least 200% of the liquidation preference of the Company's outstanding preferred shares and 200% of the amount of the Company's outstanding senior securities representing debt. If senior securities are issued, the Company intends, to the extent possible, to purchase or redeem senior securities from time to time to the extent necessary in order to maintain coverage of any senior securities of at least 200%. In addition, as a condition to obtaining ratings on the senior securities, the terms of any senior securities issued are expected to include asset coverage maintenance provisions which will require the redemption of the senior securities in the event of non-compliance by the Company and may also prohibit distributions on the common shares in such circumstances.

         If the Company has Preferred Shares outstanding, two of the Company's trustees will be elected by the holders of Preferred Shares voting separately as a class. The remaining trustees of the Company will be elected by holders of common shares and Preferred Shares voting together as a single class. In the event the Company fails to pay dividends on Preferred Shares for two years, holders of Preferred Shares may be entitled to elect a majority of the trustees of the Company until all arrearages are paid. The Company may also borrow money as a temporary measure for liquidity, extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Company securities.

         Under the 1940 Act, the terms of any senior securities representing debt issued by the Company would have to provide for one of the following:

o a right to holders of such debt to elect a majority of the trustees in the event the Company's outstanding debt has had asset coverage of less than 100% for 12 consecutive calendar months with such voting right to continue until such debt shall have asset coverage of 110% or more for three consecutive calendar months; or

o an event of default being deemed to have occurred (which may involve the maturity of such debt being accelerated and payments thereon being immediately due) in the event the Company's outstanding senior debt security has had asset coverage of less than 100% for 24 consecutive calendar months.

         In the event that each of the holders of the Company's Preferred Shares and senior securities representing debt acquire voting rights associated with a failure to pay dividends or maintain adequate asset coverage, the voting rights of the holders of the senior debt security will take precedence over those that would otherwise be available to the holders of the Preferred Shares.

         The Company has no current intention to issue Preferred Shares.

Anti-Takeover Provisions

         The Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Company or to change the composition of its board of trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Company. Such attempts could have the effect of increasing the expenses of the Company and disrupting the normal operation of the Company. The board of trustees is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of trustees. A trustee may be removed from office by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

         In addition, the Company's Agreement and Declaration of Trust requires the favorable vote of a majority of the Company's board of trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Company, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Company will be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of the voting securities of the Company.

         The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Company or any subsidiary of the Company with or into any Principal Shareholder; the issuance of any securities of the Company to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan or rights offering in which the holder does not increase its percentage of voting securities; the sale, lease or exchange of all or any substantial part of the assets of the Company to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Company, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Company or any subsidiary of the Company, in exchange for securities of the Company, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Company, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

         To convert the Company to an open-end investment company, to liquidate and dissolve the Company, to merge or consolidate the Company with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as described in this prospectus or to amend any of the provisions discussed herein, the Company's Agreement and Declaration of Trust requires the favorable vote of a majority of the board of the trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Company, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Company shall be required. If approved in the foregoing manner, conversion of the Company to an open-end investment company could not occur until 90 days after the shareholders meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. As part of any such conversion, substantially all of the Company's investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of conversion, the common shares would cease to be listed on any national securities exchange or market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that the board of trustees would vote to convert the Company to an open-end fund.

         For the purposes of calculating "a majority of the outstanding voting securities" under the Company's Agreement and Declaration of Trust, each class and series of the Company will vote together as a single class, except to the extent required by the 1940 Act or the Company's Agreement and Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

         The board of trustees has determined that provisions with respect to the board of trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Company's Agreement and Declaration of Trust on file with the SEC for the full text of these provisions.

                                   Regulation

         The Company is a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions related to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates to underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that the Company may not change the nature of its business so as to cease to be, or to withdraw its election as, a business development company unless approved by a majority of its outstanding voting securities.

         The Company is required to provide and maintain a bond issued by a reputable fidelity insurance company to protect it against larceny and embezzlement. Furthermore, as a business development company, the Company is prohibited from protecting any trustee or officer against any liability to the Advisors or the Company's shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

         The Company and the Advisors will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and, beginning no later than October 2004, designate a chief compliance officer to be responsible for administering the policies and procedures.

         The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly held companies and their insiders. Many of these requirements will affect the Company and the Advisors. The Company and the Advisors will continue to monitor their respective compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that they are in compliance therewith.

         Under the 1940 Act, a business development company may not acquire any assets other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

         (1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

                  (a) is organized under the laws of, and has its principal place of business in, the United States;

                  (b) is not an investment company (other than a small business investment company wholly- owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

                  (c)   satisfies any of the following:

                        o does not have any class of securities with respect to which a broker or dealer may extend margin credit (the "no margin securities test");

                        o is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

                        o is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

         (2) Securities of any eligible portfolio company which the Company controls.

         (3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the Company's purchase of the issuer's securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

         (4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the Company already owns 60% of the outstanding equity of the eligible portfolio company.

         (5) Securities received in exchange for or distributed with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights related to such securities.

         (6) Cash, cash equivalents, U.S. government securities of high-quality and debt securities maturing in one year or less from the time of investment.

         We will invest in private companies that may have outstanding privately-placed debt securities (in addition to the securities that we acquire) and we intend to treat such investments as qualifying assets. We believe that these companies will satisfy the no margin securities test. We note that Regulation T, the Federal Reserve Board regulation governing the extension of credit by brokers and dealers, identifies securities that are margin securities. When the provisions of the 1940 Act relating to business development companies were enacted in 1980, margin securities were limited to
(i) securities that were listed on a national securities exchange; (ii) equity securities that were traded over the counter and listed on the Federal Reserve Board's "OTC" margin stock" list; and (iii) limited categories of non-listed debt securities that were issued in public offerings by public companies. Under this standard, a private company (that is, a company that had not publicly offered any securities and did not file periodic reports under the Exchange
Act) that had outstanding privately-placed debt securities would have been an eligible portfolio company under the no margin securities test.

         In 1998, the Federal Reserve Board amended Regulation T to include within the definition of margin securities any "non-equity security." Non-equity securities include debt securities. If applied literally, this change would mean that any company that has issued any debt securities would not be an eligible portfolio company under the no margin securities test and we would be severely limited in our ability to pursue our strategy of investing in mezzanine investments.

         We do not believe that this result was intended by the Federal Reserve Board when it amended Regulation T in 1998 or contemplated by Congress when it enacted the provisions of the 1940 Act relating to business development companies, and we do not believe that the no margin securities test should be interpreted as causing a private company that had outstanding debt securities to fail the no margin securities test, notwithstanding the literal language of the 1940 Act and Regulation T.

         Legislation currently pending in congress, H.R. 3170 (the Increased Capital Access for Growing Business Act), would, if enacted, alter the criteria used to determine if securities can be treated as qualifying assets. The new criteria, if enacted, would allow securities to be treated as qualifying assets if (i) the issuer of the securities does not have any class of equity securities listed for trading on a national securities exchange or traded through the facilities of a national securities association or (ii) the aggregate value of the issuer's outstanding publicly traded equity securities is not more than $250,000,000. The enactment of this legislation would confirm that private companies with outstanding debt securities, as well as other types of companies, are eligible portfolio companies.

         We have received no assurance from the SEC or its staff as to whether or not they agree with our interpretation that privately-issued debt securities of private companies are qualifying assets. For further information concerning the risks that the applicability that the no margin securities test presents to our business, see "Risk Factors--Business Development Company Limitations."

         Under Section 57 of the 1940 Act, the Company cannot, with minor exceptions, sell securities to, buy securities from, or lend money to, certain controlling or closely affiliated persons or companies; e.g., directors, trustees, officers, employees of the Company or either Advisor, or members of the investment committee, or any company that any of these people control. Any such transactions would be subject to prior Commission approval, and the Company has no plans of investing in these affiliates. If we choose to invest in companies that we have other associations with, such as a company in which BlackRock, Inc. or Kelso & Company, L.P. has a noncontrolling minority equity investment, or a company to which a BlackRock, Inc. or Kelso & Company, L.P. affiliate has made a loan or loans, such decision would be subject to approval by our board of trustees.

         The trustees could approve the proposed transaction only if they found that the terms thereof, including the consideration to be paid or received, were reasonable and fair to the shareholders of the Company, and did not involve overreaching on the part of any person concerned; and that the proposed transaction was consistent with the interests of the Company's shareholders and consistent with the policies of the Company, as reflected in this prospectus, reports filed under the Securities Exchange Act of 1934, and reports to shareholders. The trustees are required to record in their minutes and preserve in their records, a description of the proposed transaction, their findings, the information or materials upon which their findings were based, and the basis therefor. Furthermore, the approval must be granted by both a majority of the Company's trustees who have no financial interest in the transaction, and a majority of its independent trustees.

Proxy Voting Policies

         The board of trustees of the Company has delegated the exercise of voting and consent rights on the Company's assets to BlackRock Advisors pursuant to BlackRock Advisors' proxy voting guidelines. Under these guidelines, the Advisors will vote proxies related to Company securities in the best interests of the Company and its shareholders. A copy of BlackRock Advisors' proxy voting procedures are attached as Appendix A.

Codes of Ethics

         The Company, the Advisors and the Sub-Advisor have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company. These codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR Database on the SEC's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Portfolio Transactions and Brokerage

         The Advisors and the Sub-Advisor are responsible for decisions to buy and sell securities for the Company, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The Company generally will not pay brokerage commissions or dealer spreads on the mezzanine loans and senior secured loans that it makes. However, it is authorized to do so. The Company may purchase securities on a stock exchange effected through brokers who charge a commission for their services. The Company may also invest in securities that are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of such securities usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Company may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

         Payments of commissions to brokers who are affiliated persons of the Company (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. Commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

         The Advisors and Sub-Advisor may, consistent with the interests of the Company, select brokers on the basis of the research, statistical and pricing services they provide to the Company and the Advisors' or Sub-Advisor's other clients. Such research, statistical and/or pricing services must provide lawful and appropriate assistance to the Advisors' or Sub-Advisor's investment decision-making process in order for such research, statistical and/or pricing services to be considered by the Advisors or Sub-Advisor in selecting a broker. These research services may include information on securities markets, the economy, individual companies, pricing information, research products and services and such other services as may be permitted from time to time by
Section 28(e) of the Securities Exchange Act of 1934. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Advisors and Sub-Advisor under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, which is permissible provided that the Advisors or Sub-Advisor determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Advisors or Sub-Advisor to the Company and its other clients and that the total commissions paid by the Company will be reasonable in relation to the benefits to the Company over the long-term. The advisory fees that the Company pays to the Advisors will not be reduced as a consequence of the Advisors' or Sub-Advisor's receipt of brokerage and research services. To the extent that portfolio transactions are used to obtain such services, the brokerage commissions paid by the Company will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally may be useful and of value to the Advisors or Sub-Advisor in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Advisors and Sub-Advisor in carrying out their obligations to the Company. While such services are not expected to reduce the expenses of the Advisors or Sub-Advisor, the Advisors would, through use of the services, avoid the additional expenses which would be incurred if they were to attempt to develop comparable information through their own staffs. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

         One or more of the other investment companies or accounts which the Advisors and/or the Sub-Advisor manages may own, from time to time, some of the same investments as the Company. Investment decisions for the Company are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisors and/or the Sub-Advisor in their discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Company. In other cases, however, the ability of the Company to participate in volume transactions may produce better execution for the Company. It is the opinion of the Company's board of trustees that this advantage, when combined with the other benefits available due to the Advisors' or the Sub-Advisor's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

         Kelso, an affiliate of Kelso Advisors, is subject to the terms and conditions of the agreements governing the private investment partnerships managed by Kelso, which include restrictions on the non-Kelso fund activities of Kelso and its principals. For example, these agreements generally require that Kelso and its principals devote substantially all of its and their business time and efforts to the private investment partnerships managed by Kelso. Kelso Advisors is not subject to these restrictions. In addition, such agreements require that any investment opportunities presented to Kelso that are appropriate to such partnerships be offered to the partnerships. Therefore, although the investment opportunities appropriate for the Company will generally not be of the type that would be appropriate for the private investment partnerships managed by Kelso, if Kelso is presented with any opportunities that are appropriate for both the Company and such partnerships, Kelso would be obligated to offer the opportunities first to such partnerships and not to the Company.

         It is not the Company's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Company will be less than __%. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Company costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities. Moreover, higher portfolio turnover could result in the Company generating net short-term capital gains in excess of net long-term capital losses which, when distributed to shareholders, will be taxed as ordinary income to the extent of our earnings and profits. See "Tax Matters."

                                  Tax Matters

Taxation of the Company

         We intend to elect and qualify to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, we must, among other things, (a) derive in each taxable year at least 90% of our gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies; and
(b) diversify our holdings so that, subject to certain exceptions and cure periods, at the end of each fiscal quarter (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of any issuer, and (ii) not more than 25% of the market value of our total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses.

         As a regulated investment company, in any fiscal year with respect to which we distribute at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than any net capital gain reduced by deductible expenses) determined without regard to the deduction for dividends paid and
(ii) net tax exempt interest (the excess of its gross tax exempt interest over certain disallowed deductions), we (but not our shareholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to shareholders. To the extent that we retain our net capital gains for investment, we will be subject to U.S. federal income tax. We may choose to retain our net capital gains for investment and pay the associated federal corporate income tax.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:

         (1) at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

         (2) at least 98% of our capital gains in excess of our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by a company with a November or December year-end to use the company's fiscal year); and

         (3) any undistributed amounts from previous years on which we paid no U.S. federal income tax.

         While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

         If in any particular taxable year, we do not qualify as a regulated investment company, all of our taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and distributions will be taxable to the shareholders as ordinary dividends to the extent of our current and accumulated earnings and profits.

Company Investments

         We may make certain investments which would subject us to special provisions of the Code that, among other things, may defer the use of certain deductions or losses and affect the holding period of securities held by us and the character of the gains or losses realized by us. These provisions may also require that we recognize income or gain without receiving cash with which to make distributions. In particular, we may recognize original issue discount if we acquire zero coupon securities, deferred interest securities or certain other securities, or if we receive warrants in connection with the making of a loan or possibly in other circumstances. Such original issue discount, which could but is not expected to be significant relative to the Advisors' overall investment activities, generally will be included in income in the taxable year of accrual and before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

         Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a regulated investment company and thereby be subject to corporate-level income tax.

         In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to the shareholders their share of the foreign taxes paid by us.

Taxation of Shareholders

         Distributions we pay to you from our ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, an insignificant amount of our distributions will be eligible for the dividends received deduction allowed to corporate shareholders or the reduced rate of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gains, regardless of the length of time you have owned our shares. Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). The maximum tax rate on long-term capital gain of individuals is reduced generally to 15% for such gain realized on or after May 6, 2003 and before January 1, 2009. Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year.

         In the event that we retain any net capital gains, we may designate the retained amounts as undistributed capital gains in a notice to our shareholders. If a designation is made, shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. In addition, the tax basis of shares owned by a shareholder would be increased by an amount equal to the difference between (i) the amount included in the shareholder's income as long-term capital gains and (ii) the shareholder's proportionate share of the corporate tax paid by us.

         Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. If we pay you a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.

         A shareholder will realize gain or loss on the sale or exchange of our common shares in an amount equal to the difference between the shareholder's adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a shareholder on the sale or other disposition of our common shares will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Distributions of our investment company taxable income to nonresident aliens or foreign partnerships, trusts or corporations ("non-U.S. investors"), including interest income and net short-term capital gain, which generally would be free of withholding if paid to non-U.S. investors directly, will be subject to federal withholding taxes at a 30% rate (or a lower rate pursuant to a tax treaty). Different tax consequences may result if a non-U.S. investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 or more days during a taxable year and certain other conditions are met. Non-U.S. investors should consult their own tax advisors with respect to the federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the common shares.

Backup Withholding

         We are required in some circumstances to backup withhold on taxable dividends and other payments paid to non-corporate holders of our shares who do not furnish us with their correct taxpayer identification number and certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

         The foregoing is a general discussion of the provisions of the Code and the Treasury regulations in effect as they directly govern our taxation and our shareholders. These provisions are subject to change by legislative or administrative action, and any change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular shareholders in light of their individual investment circumstances or to some types of shareholders subject to special tax rules, such as financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding notes in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state and local income or other taxes.


                                  Underwriting

         The Company is offering the common shares described in this prospectus through a number of Underwriters. J.P. Morgan Securities Inc. and Credit Suisse First Boston LLC are acting as joint book-running managers of this offering and as Representatives of the Underwriters. The Company has entered into an underwriting agreement with the Underwriters. Subject to the terms and conditions of the underwriting agreement, the Company has agreed to sell to the Underwriters, and each Underwriter has severally agreed to purchase, at the public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus, the number of common shares listed next to its name in the following table:


Name                                                                               Number of Shares
----------------------------------------------------------------------    -----------------------------------

J.P. Morgan Securities Inc. Credit Suisse First Boston LLC

                                                                          -----------------------------------
Total
                                                                          ===================================

         The Underwriters are committed to purchase all the common shares offered by the Company if they purchase any shares. The underwriting agreement also provides that if an Underwriter defaults, the purchase commitments of non-defaulting Underwriters may also be increased or the offering may be terminated.

         The Underwriters propose to offer the common shares directly to the public at the initial public offering price set forth on the cover page of this prospectus and to certain dealers at that price less a concession not in excess of $_______ per share. Any such dealers may resell shares to certain other brokers or dealers at a discount of up to $_______ per share from the initial public offering price. After the initial public offering of the shares, the offering price and other selling terms may be changed by the Underwriters. Sales of shares made outside of the United States may be made by affiliates of the Underwriters.

         The Underwriters have an option to buy up to ___ additional common shares from the Company to cover sales of shares by the Underwriters which exceed the number of shares specified in the table above. The Underwriters have 45 days from the date of this prospectus to exercise this over-allotment option. If any shares are purchased with this over-allotment option, the Underwriters will purchase shares in approximately the same proportion as shown in the table above. If any additional common shares are purchased, the Underwriters will offer the additional shares on the same terms as those on which the shares are being offered.

         The underwriting fee is equal to the public offering price per common share less the amount paid by the Underwriters to the Company per common share. The underwriting fee is $_______ per share. The following table shows the per share and total underwriting discounts and commissions to be paid to the Underwriters assuming both no exercise and full exercise of the Underwriters' option to purchase additional shares.


                                                                    Without                  With full
                                                                over-allotment            over-allotment
                                                                   exercise                  exercise
                                                             ----------------------    ----------------------

Per Share                                                    $                         $
Total                                                        $                         $


         The Company estimates that the total expenses of this offering, including registration, filing and listing fees, printing fees and legal and accounting expenses, but excluding the underwriting discounts and commissions, will be approximately $_______.

         A prospectus in electronic format may be made available on the web sites maintained by one or more Underwriters, or selling group members, if any, participating in the offering. The Underwriters may agree to allocate a number of shares to Underwriters and selling group members for sale to their online brokerage account holders. Internet distributions will be allocated by the representatives to Underwriters and selling group members that may make Internet distributions on the same basis as other allocations.

         The Company has agreed that, with limited exceptions, for a period of 180 days after the date of this prospectus, the Company may not, without the prior written consent of the Representatives, (1) file with the SEC a registration statement under the Securities Act of 1933 (the "Securities Act") relating to any common shares or securities convertible into or exchangeable or exercisable for any common shares, (2) offer, pledge, announce the intention to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any common shares or (3) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the common shares, whether any such transaction described in clause (2) or (3) above is to be settled by delivery of common shares or such other securities, in cash or otherwise.

         Certain of the Company's trustees and executive officers, the Advisors and the directors, executive officers and managers of the Advisors (or entities through which such persons may invest in the common shares), have entered into lock-up agreements with the Underwriters prior to the commencement of this offering pursuant to which the Advisors and each of these persons or entities, with limited exceptions, for a period of 180 days after the date of this prospectus, may not, without the prior written consent of the Representatives,
(1) offer, pledge, announce the intention to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any common shares (including, without limitation, common shares which may be deemed to be beneficially owned by such directors, executive officers and managers in accordance with the rules and regulations of the SEC and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the common shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of common shares or such other securities, in cash or otherwise.

         The Company, each of the Advisors and the Sub-Advisor have each agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act.

         The Company's common shares are expected to be listed on the New York Stock Exchange under the symbol
"__________."

         In connection with this offering, the Underwriters may engage in stabilizing transactions, which involves making bids for, purchasing and selling common shares in the open market for the purpose of preventing or retarding a decline in the market price of the common shares while this offering is in progress.

         These stabilizing transactions may include making short sales of the common shares, which involves the sale by the Underwriters of a greater number of common shares than they are required to purchase in this offering, and purchasing common shares on the open market to cover positions created by short sales. Short sales may be "covered" shorts, which are short positions in an amount not greater than the Underwriters' over-allotment option referred to above, or may be "naked" shorts, which are short positions in excess of that amount.

         The Underwriters may close out any covered short position either by exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the Underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which the Underwriters may purchase shares through the over-allotment option.

         A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the common shares in the open market that could adversely affect investors who purchase in this offering. To the extent that the Underwriters create a naked short position, they will purchase shares in the open market to cover the position.

         The Underwriters have advised the Company that, pursuant to Regulation M of the Securities Act, they may also engage in other activities that stabilize, maintain or otherwise affect the price of the common shares, including the imposition of penalty bids. This means that if the representatives of the Underwriters purchase common shares in the open market in stabilizing transactions or to cover short sales, the representatives can require the Underwriters that sold those shares as part of this offering to repay the underwriting discount received by them.

         These activities may have the effect of raising or maintaining the market price of the common shares or preventing or retarding a decline in the market price of the common shares, and, as a result, the price of the common shares may be higher than the price that otherwise might exist in the open market. If the Underwriters commence these activities, they may discontinue them at any time. The Underwriters may carry out these transactions on the __________, in the over-the-counter market or otherwise.

         Prior to this offering, there has been no public market for the common shares.

         Neither the Company nor the Underwriters can assure investors that an active trading market will develop for the common shares, or that the shares will trade in the public market at or above the initial public offering price.

         At the Company's request, certain of the Underwriters have reserved up to ___ common shares being offered by this prospectus for sale, directly or indirectly, to the Company's trustees, employees and certain other related parties to the Advisors. The sales will be made by __________ through a directed share program. The Company does not know if these persons will choose to purchase all or any portion of these reserved shares, but any purchases they do make will reduce the number of shares available to the general public. These persons must commit to purchase before the market opens on the day following the date of this prospectus. Any reserved shares not so purchased will be offered by the Underwriters to the general public on the same terms as the other shares. Any employees or other persons (and any entities through which such persons may invest in the shares) purchasing such reserved shares will be prohibited from disposing of or hedging such shares for a period of at least 180 days after the date of this prospectus.

         Certain of the Underwriters and their affiliates have provided in the past to Kelso, BlackRock and their affiliates and their respective portfolio companies, and may provide from time to time in the future, certain commercial banking, financial advisory, investment banking and other services for Kelso, BlackRock, their affiliates, their respective portfolio companies and the Company, in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions. In addition, from time to time, certain of the Underwriters and their affiliates have invested in private funds sponsored by Kelso or BlackRock, and they may do so in the future.

                          Custodian and Transfer Agent

         The Custodian of the assets of the Company will be _________. The Custodian will perform custodial, fund accounting and portfolio accounting services. _________ will also serve as the Company's Transfer Agent with respect to the common shares.

                                 Legal Opinions

         Certain legal matters in connection with the common shares will be passed upon for the Company by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the Underwriters by Cravath, Swaine & Moore LLP. Cravath, Swaine & Moore LLP may rely as to certain matters of Delaware law on the opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

                              Independent Auditor

         The Statement of Net Assets of the Company as of , 2004 included in this prospectus has been so included in reliance on the report of , independent accountants, given the authority of said firm as experts in auditing and accounting. , located at , provides accounting and auditing services to the Company.

                             Additional Information

         A registration statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Company with the SEC, Washington, D.C. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Company and the shares offered hereby, reference is made to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. A copy of the registration statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                               Privacy Principles

         The Company is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Company collects, how the Company protects that information and why, in certain cases, the Company may share information with select other parties.

         Generally, the Company does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Company. The Company does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Company restricts access to non-public personal information about its shareholders to employees of the Advisors and their affiliates with a legitimate business need for the information. The Company maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.


                               TABLE OF CONTENTS

                                                                       PAGE

Prospectus Summary........................................................1
The Offering..............................................................5
Fees and Expenses.........................................................7
Risks.....................................................................9
The Company..............................................................20
Use of Proceeds..........................................................20
The Company's Operations.................................................20
The Company's Investments................................................21
Management of the Company................................................29
Net Asset Value..........................................................41
Distributions............................................................42
Capitalization...........................................................42
Dividend Reinvestment Plan...............................................43
Description of Shares....................................................44
Regulation...............................................................48
Tax Matters..............................................................52
Underwriting.............................................................55
Custodian and Transfer Agent.............................................55
Legal Opinions...........................................................57
Independent Auditor......................................................57
Additional Information...................................................58
Privacy Principles.......................................................58
Independent Auditors' Report............................................F-1
Financial Statements of the Company.....................................F-2

Shares

                            BlackRock Kelso Capital

                                 Common Shares

                                   PROSPECTUS

                                            , 2004

                          Independent Auditors' Report

To the Board of Trustees and Shareholder of BlackRock Kelso Capital

         We have audited the accompanying statement of assets and liabilities of BlackRock Kelso Capital (the "Company") as of , 2004, and the related statements of operations and the changes in net assets for the period from , 2004 (date of inception) to , 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BlackRock Kelso Capital as of , 2004, and the results of its operations and the changes in its net assets for the period from , 2004 (date of inception) to , 2004, in conformity with accounting principles generally accepted in the United States of America.

                            BLACKROCK KELSO CAPITAL

                      STATEMENT OF ASSETS AND LIABILITIES

                                          , 2004

                            BLACKROCK KELSO CAPITAL

                            STATEMENT OF OPERATIONS

          For the period       , 2004 (date of inception) to      , 2004

                            BLACKROCK KELSO CAPITAL

                       STATEMENT OF CHANGES IN NET ASSETS

          For the period      , 2004 (date of inception) to      , 2004

                                   APPENDIX A

                            PROXY VOTING PROCEDURES

                                     PART C

                               Other Information

Item 24.  Financial Statements And Exhibits

Financial Statements

         Part A--None.

         Part B--Statement of Assets and Liabilities. (2)

Exhibits

(a) Amended and Restated Agreement and Declaration of Trust.(2)

(b) Amended and Restated By-Laws.(2)

(c) Inapplicable.

(d) Form of Specimen Certificate.(2)

(e) Dividend Reinvestment Plan.(2)

(f) Inapplicable.

(g) (1)Investment Management Agreement (BlackRock).(2)

(g) (2) Investment Management Agreement (Kelso).(2)

(g) (3)Sub-Investment Advisory Agreement.(2)

(h) Form of Underwriting Agreement.(2)

(i) Form of The BlackRock Closed-End Funds' Amended and Restated Deferred Compensation Plan.(2)

 (j) (1)Custody Agreement.(2)

(j) (2)Form of Foreign Custody Manager Agreement.(2)

(k) (1)Form of Stock Transfer Agency Agreement.(2)

(k) (2) Form of Administration Agreement.(2)

(k) (3)Form of Fund Accounting Agreement.(2)

(l) Opinion and Consent of Counsel to the Company.(2)

(m) Inapplicable.

(n) Independent Auditor's Consent.(2)

(o) Inapplicable.

(p) Initial Subscription Agreement.(2)

(q) Inapplicable.

(r) (1)Code of Ethics of Company.(2)

(r) (2) Code of Ethics of BlackRock Advisor and Sub-Advisor.(2)

(r) (3) Code of Ethics of Kelso Advisor.(2)

(r) (4) Code of Ethics of The PNC Financial Services Group.(2)

(s) Power of Attorney.(2)

___________

(1) Filed herewith.

(2) To be filed by Amendment.

Item 25.  Marketing Arrangements

         Reference is made to the Form of Underwriting Agreement for the Registrant's shares of beneficial interest to be filed by amendment to this registration statement.

Item 26.  Other Expenses Of Issuance And Distribution

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

              Registration fee
              ______ listing fee
              Printing (other than certificates) Engraving and printing certificates Accounting fees and expenses Legal fees and expenses NASD fee equals Total

Item 27.  Persons Controlled By Or Under Common Control With The Registrant

         None.

Item 28.  Number Of Holders Of Shares

         As of _______, 2004


         Title of Class                             Number of Record Holders
         --------------                             ------------------------
    Shares of Beneficial Interest                              0



Item 29.  Indemnification

         Article V of the Registrant's Agreement and Declaration of Trust provides as follows:

         5.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Company shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Company Property or the acts, obligations or affairs of the Company. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Company shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Company or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Company Property for satisfaction of claims of any nature arising in connection with the affairs of the Company. If any Shareholder, Trustee or officer, as such, of the Company, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this
Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Company existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

         5.2 Mandatory Indemnification. (a) The Company hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Company (each such person being an "indemnitee") against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Company or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct"). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Company and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Company or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

         (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither "interested persons" of the Company (as defined in Section 2(a)(19) of the 1940
Act) nor parties to the proceeding ("Disinterested Non-Party Trustees"), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

         (c) The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation by the indemnitee of the indemnitee's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Company unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking,
(ii) the Company shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Company, any statute, agreement, vote of stockholders or Trustees who are "disinterested persons" (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled.

         (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Company shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Company or serving in any capacity at the request of the Company to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

         5.3 No Bond Required of Trustees. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

         5.4 No Duty of Investigation; Notice in Company Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Company shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Company, and every other act or thing whatsoever executed in connection with the Company shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Company. The Trustees may maintain insurance for the protection of the Company Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

         5.5 Reliance on Experts, etc. Each Trustee and officer or employee of the Company shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Company, upon an opinion of counsel, or upon reports made to the Company by any of the Company's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Company, regardless of whether such counsel or expert may also be a Trustee.

         Insofar as indemnification for liabilities arising under the Act, may be terminated to Trustees, officers and controlling persons of the Company, pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue. Reference is made to Article of the underwriting agreement attached as Exhibit (h), which is incorporated herein by reference.

Item 30.  Business And Other Connections Of Investment Advisor

         Not Applicable

Item 31.  Location Of Accounts And Records

         The Registrant's accounts, books and other documents are currently located at the offices of the Registrant, c/o BlackRock Advisors, Inc., 100 Bellevue Parkway, Wilmington, Delaware 19809 and at the offices of the Registrant's Custodian and Transfer Agent.

Item 32.  Management Services

         Not Applicable

Item 33.  Undertakings

         (1) The Registrant hereby undertakes to suspend the offering of its units until it amends its prospectus if (a) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         (2) Not applicable

         (3) Not applicable

         (4) Not applicable

         (5) (a) For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

         (b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 15th day of April 2004.


                                               _______________________________




         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below on the 15th day of April 2004.

NAME                                     TITLE

__________________________
Patrick J. Ford                          Sole Trustee






__________________________
James R. Maher                           President and Chief Executive Officer

                               INDEX TO EXHIBITS

None